UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                   ----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/06
                         -------

ITEM 1. REPORTS TO STOCKHOLDERS


TEMPLETON INTERNATIONAL (EX EM) FUND



                                [GRAPHIC OMITTED]

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                                                           MARCH 31, 2006
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                                                    A series of Templeton Global
                                [PHOTO OMITTED]     Investment Trust

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        ANNUAL REPORT AND SHAREHOLDER LETTER               INTERNATIONAL
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .....................................................    1

ANNUAL REPORT

Templeton International (Ex EM) Fund ...................................    3
Performance Summary ....................................................    9
Your Fund's Expenses ...................................................   13
Financial Highlights and Statement of Investments ......................   15
Financial Statements ...................................................   23
Notes to Financial Statements ..........................................   26
Report of Independent Registered Public Accounting Firm ................   35
Tax Designation ........................................................   36
Board Members and Officers .............................................   39
Shareholder Information ................................................   45

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Shareholder Letter

Dear Shareholder:

For the 12 months ended March 31, 2006, most global economies experienced modest to robust growth despite high energy prices and concerns about inflation. U.S. gross domestic product (GDP) experienced solid growth in the first half of the period before growth slowed in fourth quarter 2005. Many analysts expected first quarter 2006 GDP growth to rebound. In Asia, China's GDP was strong amid some easing inflationary pressures, and Japan's economy benefited from ongoing banking and political reforms. Euro-zone countries generally reported weak consumer and business sentiment, partly attributable to slow economic growth, high unemployment in some countries, and the euro's decline against the U.S. dollar. In this environment, global equity markets posted strong results during the period, as measured by the +24.94% return of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index and the +18.60% return of the MSCI World Index. 1 Strength was geographically broad based with the financials and materials sectors among the leaders.

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                               Not part of the annual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets and maintaining a disciplined investment program. A long-term investment strategy may offer investors an opportunity to take advantage of regularly scheduled investments, also called dollar-cost averaging. By investing a certain amount of money monthly or quarterly, you can take advantage of market dips without worrying about when they will occur. Your money buys more shares when the price is low and fewer when the price is high, which can mean a lower average cost per share over time. Remember, however, to consider your financial ability to continue purchases through times of low price levels or changing economic conditions before committing to such a strategy. Dollar-cost averaging does not guarantee a profit or eliminate risk, and it will not protect you from a loss if you sell shares at a market low. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market.

The enclosed annual report for Templeton International (Ex EM) Fund includes a discussion of market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Jeffrey A. Everett

Jeffrey A. Everett, CFA
President and Chief Executive Officer - Investment Management
Templeton Global Investment Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the annual report

Annual Report

Templeton International (Ex EM) Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International (Ex EM) Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Europe ...................................................         72.5%
Asia .....................................................         18.7%
North America ............................................          3.8%
Australia ................................................          2.5%
Short-Term Investments & Other Net Assets ................          2.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton International (Ex EM) Fund covers the fiscal year ended March 31, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton International (Ex EM) Fund - Class A posted a +16.51% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index, which posted a +24.94% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results, as shown in the Performance Summary beginning on page 9. For the 10-year period ended March 31, 2006, Templeton International (Ex EM) Fund - Class A delivered a +143.36%

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                                               Annual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities as of 3/31/06

--------------------------------------------------------------------
                                                          % OF TOTAL
                                                          NET ASSETS
--------------------------------------------------------------------
U.K.                                                           26.1%
--------------------------------------------------------------------
Japan                                                          12.4%
--------------------------------------------------------------------
Germany                                                         7.2%
--------------------------------------------------------------------
France                                                          7.0%
--------------------------------------------------------------------
Netherlands                                                     6.6%
--------------------------------------------------------------------
Spain                                                           5.9%
--------------------------------------------------------------------
Sweden                                                          5.0%
--------------------------------------------------------------------
Switzerland                                                     4.8%
--------------------------------------------------------------------
Hong Kong                                                       4.8%
--------------------------------------------------------------------
Italy                                                           2.9%
--------------------------------------------------------------------

cumulative total return, compared with the MSCI EAFE Index's +93.60% cumulative total return for the same period. 2 Please note that index performance information is for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the 12-month period ended March 31, 2006. Gross domestic product growth increased at a fair pace in each quarter during 2005 and in the first quarter of 2006 in the U.S., the euro zone and Japan, the world's three largest economic blocks. In spite of this economic strength and volatile food and energy prices, inflation was relatively subdued worldwide. Yet, in this environment some central banks continued to tighten monetary policy.

The U.S. Federal Reserve Board increased the federal funds target rate in eight quarter-point increments to 4.75%. The European Central Bank raised short-term rates twice to 2.50%, after keeping them unchanged since June 2003. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases remains.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates, led by copper, whose contract price rose 64.7% over the 12-month period. 3 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

Notably, availability of cash and historically low interest rates fueled merger and acquisition activity, as well as leveraged buyouts and other corporate activity, which intensified during the period. In just the first quarter of 2006, the total value of global deals announced was $923 billion, almost 38% more

2. Source: Standard & Poor's Micropal. As of 3/31/06, the Fund's Class A 10-year average annual total return not including sales charges was +9.30%, compared with the +6.83% average annual total return for the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: New York Mercantile Exchange.


4 | Annual Report
than in the comparable period in 2005. 4 About $416 billion (45%) was attributed to European companies, which have been the most active worldwide. 4 In this environment, global equity markets performed strongly, particularly outside the U.S. As of March 31, 2006, the 12-month total return for the MSCI EAFE Index was +24.94%, calculated in U.S. dollars. 5 By comparison the total return for the MSCI USA Index was +12.38%. 6

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price-to-earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Many international markets performed strongly during the past 12 months as corporate profit increases, solid consumer and business confidence, and some regional job and wage growth seemed to outweigh investor concerns that rising interest rates and high oil prices would dampen global economic expansion. Largely as a result, certain sectors with already historically high valuations rose to new highs during the period. Within this environment, we pursued our disciplined strategy of taking profits on stocks when they reached our sale price targets, while seeking to identify and purchase stocks with long-term potential undervalued by the market. During the period, we focused on companies generating significant free cash flow that can contribute to shareholder value through organic growth, mergers and acquisitions, or via share buy-backs and higher dividends. In some cases, this led us to sectors that were out of favor, such as telecommunication services. 7 In other cases, this caused us to avoid sectors or regions that performed strongly, such as Japan, but where, following our investment strategy, we could not justify most individual stock valuations by companies' long-term prospects.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 3/31/06

--------------------------------------------------------------------
                                                          % OF TOTAL
                                                          NET ASSETS
--------------------------------------------------------------------
Commercial Banks                                                9.8%
--------------------------------------------------------------------
Pharmaceuticals                                                 8.1%
--------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                     7.3%
--------------------------------------------------------------------
Insurance                                                       5.9%
--------------------------------------------------------------------
Diversified Telecommunication Services                          5.6%
--------------------------------------------------------------------
Household Durables                                              5.4%
--------------------------------------------------------------------
Media                                                           5.3%
--------------------------------------------------------------------
Electric Utilities                                              3.7%
--------------------------------------------------------------------
Paper & Forest Products                                         3.3%
--------------------------------------------------------------------
Capital Markets                                                 3.3%
--------------------------------------------------------------------

4. Source: "Big Deals Put Europe At M&A Center Stage," THE WALL STREET JOURNAL, 4/3/06.

5. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI EAFE Index.

6. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                                               Annual Report | 5

--------------------------------------------------------------------------------
WHAT IS DISINTERMEDIATION?
--------------------------------------------------------------------------------
In economics, disintermediation is the removal of intermediaries in a supply chain, or "cutting out the middleman." Instead of going through traditional distribution channels, which had some type of intermediary (such as a distributor, wholesaler, broker or agent), companies may now deal with every customer directly, for example via the Internet. One important factor is a drop in the cost of servicing customers directly.
--------------------------------------------------------------------------------

One sector that commanded our attention during the period because of its high free cash flow and relatively low valuations was telecommunication services. The market seemed focused on, and appeared to discount, the disintermediation of large telecommunication services companies due to rapidly changing technology. We believe the market largely failed to recognize that some of these companies have already begun to adapt their business models to embrace new technologies and become less reliant on revenues from old technologies. During this transitional period, companies like France Telecom, Telefonica and Vodafone Group are employing strong capital discipline and generating significant free cash flow, which they are using for consolidation or returning to shareholders. Although telecommunication services stocks generally performed poorly and hurt the Fund's performance during the reporting period, we remain confident that such companies have the potential to deliver value over the long term.

The recent telecommunication services sector environment has been fairly reminiscent of several consumer electronics stocks that we purchased a few years ago when investors seemed able to focus only on stagnating sales amid rapidly changing technologies. These stocks were some of the Fund's strongest performers during the year under review. In fact, because of such holdings as Japan's Matsushita Electric Industrial and the Netherlands' Koninklijke Philips Electronics, the consumer discretionary sector was a significant contributor to the Fund's absolute performance. 8

Other contributors to the Fund's performance included utilities, where we were overweighted relative to the MSCI EAFE Index. 9 Several of the Fund's utilities holdings were involved in mergers and consolidations during the period. This drove up stock prices and helped the Fund's overall utilities sector to significantly outperform the index's. Stocks in the health care sector also contributed to performance. 10 Our exposure to pharmaceutical stocks is an example of how our contrarian investment approach can work over time. When we purchased many of the Fund's European pharmaceutical stocks, the market seemed focused on patent expirations, generic competition, increased scrutiny by the FDA (Food and Drug Administration), and a lack of new drugs

8. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

9. The utilities sector comprises electric utilities and multi-utilities in the SOI.

10. The health care sector comprises health care equipment and supplies and pharmaceuticals in the SOI.


6 | Annual Report
in late phases of development. The market appeared to give the companies little credit for drugs in early development stages, or for cost cutting and restructuring that could help sustain reasonable earnings growth as patents expired. In that environment, we purchased such stocks as GlaxoSmithKline and Novartis, which we have held for several years. The market recently appeared to recognize their value, and both stocks appreciated significantly during the year under review.

Although some of the Fund's strongest performers were Japanese stocks, we were unable to justify valuations for many other Japanese stocks, even using our long-term outlook. Largely as a result, the Fund was significantly underweighted in Japan versus the MSCI EAFE Index. Japan's equity market returned +37.39% for the 12-month period, as measured by the MSCI Japan Index. 11 Thus, the Fund's underweighting negatively impacted relative performance. The Fund's financials sector holdings, despite generally solid performance, underperformed those of the index. 12 In addition, the Fund's underweighted financials sector exposure detracted from relative performance, as this sector outperformed the overall index.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2006, the U.S. dollar appreciated in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

TOP 10 EQUITY HOLDINGS
3/31/06

--------------------------------------------------------------------
COMPANY                                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                  NET ASSETS
--------------------------------------------------------------------
GlaxoSmithKline PLC                                             2.0%
   PHARMACEUTICALS, U.K.
--------------------------------------------------------------------
SONY Corp.                                                      2.0%
   HOUSEHOLD DURABLES, JAPAN
--------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                     2.0%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------
Sanofi-Aventis                                                  1.9%
   PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------
Eni SpA                                                         1.9%
   OIL, GAS & CONSUMABLE FUELS, ITALY
--------------------------------------------------------------------
BAE Systems PLC                                                 1.7%
   AEROSPACE & DEFENSE, U.K.
--------------------------------------------------------------------
Koninklijke Philips Electronics NV                              1.6%
   HOUSEHOLD DURABLES, NETHERLANDS
--------------------------------------------------------------------
ING Groep NV                                                    1.6%
   DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
--------------------------------------------------------------------
Hitachi Ltd.                                                    1.6%
   ELECTRONIC EQUIPMENT & INSTRUMENTS, JAPAN
--------------------------------------------------------------------
Vodafone Group PLC                                              1.5%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
--------------------------------------------------------------------

11. Source: Standard & Poor's Micropal. The MSCI Japan Index is market capitalization weighted and measures total returns of equity securities in Japan.

12. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI.


                                                               Annual Report | 7

Thank you for your continued participation in Templeton International (Ex EM) Fund. We look forward to serving your future investment needs.

[PHOTO]    /s/ Lisa F. Myers

           Lisa F. Myers, J.D., CFA

[PHOTO]    /s/ Jeffrey A. Everett

           Jeffrey A. Everett, CFA

           Portfolio Management Team
           Templeton International (Ex EM) Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

Performance Summary as of 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------
CLASS A (SYMBOL: TEGEX)                        CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$2.29     $17.20     $14.91
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Dividend Income                   $ 0.1562
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS C (SYMBOL: TGEFX)                        CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$2.25     $16.96     $14.71
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Dividend Income                   $ 0.0596
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                    CHANGE    3/31/06    3/31/05
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$2.29     $17.25     $14.96
---------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-3/31/06)
---------------------------------------------------------------------------
Dividend Income                   $ 0.2078
---------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------
CLASS A                              1-YEAR       5-YEAR      10-YEAR
---------------------------------------------------------------------------
Cumulative Total Return 2           +16.51%      +58.53%     +143.36%
---------------------------------------------------------------------------
Average Annual Total Return 3        +9.80%       +8.37%       +8.66%
---------------------------------------------------------------------------
Value of $10,000 Investment 4     $ 10,980     $ 14,944     $ 22,945
---------------------------------------------------------------------------

---------------------------------------------------------------------------
CLASS C                              1-YEAR       5-YEAR      10-YEAR
---------------------------------------------------------------------------
Cumulative Total Return 2           +15.73%      +53.61%     +128.56%
---------------------------------------------------------------------------
Average Annual Total Return 3       +14.73%       +8.96%       +8.62%
---------------------------------------------------------------------------
Value of $10,000 Investment 4     $ 11,473     $ 15,361     $ 22,856
---------------------------------------------------------------------------

---------------------------------------------------------------------------
ADVISOR CLASS 5                      1-YEAR       5-YEAR      10-YEAR
---------------------------------------------------------------------------
Cumulative Total Return 2           +16.83%      +61.14%     +154.10%
---------------------------------------------------------------------------
Average Annual Total Return 3       +16.83%      +10.01%       +9.77%
---------------------------------------------------------------------------
Value of $10,000 Investment 4     $ 11,683     $ 16,114     $ 25,410
---------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (4/1/96-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              TEMPLETON INTERNATIONAL (EX EM)
   DATE                FUND - CLASS A             MSCI EAFE INDEX
----------    -------------------------------     ---------------
  4/1/1996                $ 9,428                     $10,000
 4/30/1996                $ 9,537                     $10,293
 5/31/1996                $ 9,692                     $10,106
 6/30/1996                $ 9,792                     $10,166
 7/31/1996                $ 9,555                     $ 9,871
 8/31/1996                $10,020                     $ 9,895
 9/30/1996                $10,056                     $10,161
10/31/1996                $10,247                     $10,059
11/30/1996                $10,502                     $10,462
12/31/1996                $10,852                     $10,330
 1/31/1997                $11,288                     $ 9,971
 2/28/1997                $11,391                     $10,136
 3/31/1997                $11,474                     $10,175
 4/30/1997                $11,316                     $10,232
 5/31/1997                $11,511                     $10,900
 6/30/1997                $12,028                     $11,504
 7/31/1997                $12,402                     $11,692
 8/31/1997                $12,153                     $10,821
 9/30/1997                $13,091                     $11,430
10/31/1997                $12,632                     $10,554
11/30/1997                $12,498                     $10,449
12/31/1997                $12,549                     $10,542
 1/31/1998                $12,693                     $11,027
 2/28/1998                $13,580                     $11,737
 3/31/1998                $14,716                     $12,101
 4/30/1998                $15,015                     $12,200
 5/31/1998                $15,096                     $12,143
 6/30/1998                $14,711                     $12,238
 7/31/1998                $14,576                     $12,365
 8/31/1998                $12,890                     $10,836
 9/30/1998                $12,058                     $10,506
10/31/1998                $12,818                     $11,604
11/30/1998                $13,192                     $12,202
12/31/1998                $13,245                     $12,686
 1/31/1999                $13,126                     $12,651
 2/28/1999                $13,202                     $12,353
 3/31/1999                $13,668                     $12,871
 4/30/1999                $14,914                     $13,396
 5/31/1999                $14,349                     $12,709
 6/30/1999                $14,859                     $13,207
 7/31/1999                $15,448                     $13,603
 8/31/1999                $15,663                     $13,656
 9/30/1999                $15,267                     $13,796
10/31/1999                $14,950                     $14,316
11/30/1999                $15,267                     $14,816
12/31/1999                $16,315                     $16,149
 1/31/2000                $15,004                     $15,126
 2/29/2000                $14,400                     $15,536
 3/31/2000                $14,981                     $16,141
 4/30/2000                $14,691                     $15,295
 5/31/2000                $14,953                     $14,924
 6/30/2000                $15,395                     $15,511
 7/31/2000                $15,211                     $14,864
 8/31/2000                $15,162                     $14,996
 9/30/2000                $14,609                     $14,269
10/31/2000                $14,499                     $13,935
11/30/2000                $14,892                     $13,415
12/31/2000                $15,933                     $13,895
 1/31/2001                $15,845                     $13,888
 2/28/2001                $15,581                     $12,848
 3/31/2001                $14,474                     $11,998
 4/30/2001                $15,241                     $12,839
 5/31/2001                $15,278                     $12,396
 6/30/2001                $15,051                     $11,894
 7/31/2001                $14,761                     $11,678
 8/31/2001                $14,749                     $11,385
 9/30/2001                $13,011                     $10,234
10/31/2001                $13,452                     $10,496
11/30/2001                $14,018                     $10,884
12/31/2001                $14,125                     $10,948
 1/31/2002                $13,603                     $10,368
 2/28/2002                $13,743                     $10,441
 3/31/2002                $14,622                     $11,011
 4/30/2002                $14,851                     $11,091
 5/31/2002                $15,255                     $11,241
 6/30/2002                $14,730                     $10,798
 7/31/2002                $13,260                     $ 9,733
 8/31/2002                $13,094                     $ 9,713
 9/30/2002                $11,649                     $ 8,672
10/31/2002                $12,288                     $ 9,139
11/30/2002                $12,812                     $ 9,555
12/31/2002                $12,286                     $ 9,234
 1/31/2003                $11,899                     $ 8,849
 2/28/2003                $11,551                     $ 8,647
 3/31/2003                $11,293                     $ 8,484
 4/30/2003                $12,454                     $ 9,325
 5/31/2003                $13,210                     $ 9,899
 6/30/2003                $13,416                     $10,144
 7/31/2003                $13,856                     $10,391
 8/31/2003                $14,218                     $10,643
 9/30/2003                $14,347                     $10,974
10/31/2003                $15,187                     $11,658
11/30/2003                $15,407                     $11,919
12/31/2003                $16,418                     $12,851
 1/31/2004                $16,730                     $13,034
 2/29/2004                $17,121                     $13,337
 3/31/2004                $16,900                     $13,417
 4/30/2004                $16,509                     $13,125
 5/31/2004                $16,684                     $13,182
 6/30/2004                $17,050                     $13,476
 7/31/2004                $16,671                     $13,040
 8/31/2004                $16,710                     $13,101
 9/30/2004                $17,207                     $13,445
10/31/2004                $17,769                     $13,904
11/30/2004                $18,944                     $14,858
12/31/2004                $19,589                     $15,511
 1/31/2005                $19,140                     $15,227
 2/28/2005                $20,011                     $15,889
 3/31/2005                $19,694                     $15,496
 4/30/2005                $19,219                     $15,149
 5/31/2005                $19,226                     $15,172
 6/30/2005                $19,464                     $15,379
 7/31/2005                $20,086                     $15,852
 8/31/2005                $20,496                     $16,257
 9/30/2005                $20,999                     $16,984
10/31/2005                $20,271                     $16,489
11/30/2005                $20,562                     $16,897
12/31/2005                $21,318                     $17,685
 1/31/2006                $22,532                     $18,772
 2/28/2006                $22,425                     $18,733
 3/31/2006                $22,945                     $19,360

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            3/31/06
------------------------------------------
1-Year                              +9.80%
------------------------------------------
5-Year                              +8.37%
------------------------------------------
10-Year                             +8.66%
------------------------------------------

CLASS C (4/1/96-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              TEMPLETON INTERNATIONAL (EX EM)
   DATE                FUND - CLASS C             MSCI EAFE INDEX
----------    -------------------------------     ---------------
  4/1/1996                $10,000                     $10,000
 4/30/1996                $10,116                     $10,293
 5/31/1996                $10,276                     $10,106
 6/30/1996                $10,373                     $10,166
 7/31/1996                $10,102                     $ 9,871
 8/31/1996                $10,587                     $ 9,895
 9/30/1996                $10,616                     $10,161
10/31/1996                $10,819                     $10,059
11/30/1996                $11,081                     $10,462
12/31/1996                $11,443                     $10,330
 1/31/1997                $11,896                     $ 9,971
 2/28/1997                $11,994                     $10,136
 3/31/1997                $12,083                     $10,175
 4/30/1997                $11,906                     $10,232
 5/31/1997                $12,114                     $10,900
 6/30/1997                $12,641                     $11,504
 7/31/1997                $13,026                     $11,692
 8/31/1997                $12,763                     $10,821
 9/30/1997                $13,736                     $11,430
10/31/1997                $13,249                     $10,554
11/30/1997                $13,128                     $10,449
12/31/1997                $13,181                     $10,542
 1/31/1998                $13,322                     $11,027
 2/28/1998                $14,237                     $11,737
 3/31/1998                $15,412                     $12,101
 4/30/1998                $15,717                     $12,200
 5/31/1998                $15,780                     $12,143
 6/30/1998                $15,375                     $12,238
 7/31/1998                $15,221                     $12,365
 8/31/1998                $13,445                     $10,836
 9/30/1998                $12,578                     $10,506
10/31/1998                $13,346                     $11,604
11/30/1998                $13,752                     $12,202
12/31/1998                $13,788                     $12,686
 1/31/1999                $13,662                     $12,651
 2/28/1999                $13,742                     $12,353
 3/31/1999                $14,220                     $12,871
 4/30/1999                $15,507                     $13,396
 5/31/1999                $14,913                     $12,709
 6/30/1999                $15,436                     $13,207
 7/31/1999                $16,042                     $13,603
 8/31/1999                $16,256                     $13,656
 9/30/1999                $15,840                     $13,796
10/31/1999                $15,507                     $14,316
11/30/1999                $15,828                     $14,816
12/31/1999                $16,894                     $16,149
 1/31/2000                $15,535                     $15,126
 2/29/2000                $14,893                     $15,536
 3/31/2000                $15,499                     $16,141
 4/30/2000                $15,171                     $15,295
 5/31/2000                $15,445                     $14,924
 6/30/2000                $15,894                     $15,511
 7/31/2000                $15,689                     $14,864
 8/31/2000                $15,638                     $14,996
 9/30/2000                $15,061                     $14,269
10/31/2000                $14,933                     $13,935
11/30/2000                $15,343                     $13,415
12/31/2000                $16,396                     $13,895
 1/31/2001                $16,304                     $13,888
 2/28/2001                $16,017                     $12,848
 3/31/2001                $14,879                     $11,998
 4/30/2001                $15,651                     $12,839
 5/31/2001                $15,677                     $12,396
 6/30/2001                $15,442                     $11,894
 7/31/2001                $15,128                     $11,678
 8/31/2001                $15,115                     $11,385
 9/30/2001                $13,337                     $10,234
10/31/2001                $13,768                     $10,496
11/30/2001                $14,344                     $10,884
12/31/2001                $14,448                     $10,948
 1/31/2002                $13,908                     $10,368
 2/28/2002                $14,052                     $10,441
 3/31/2002                $14,935                     $11,011
 4/30/2002                $15,172                     $11,091
 5/31/2002                $15,571                     $11,241
 6/30/2002                $15,029                     $10,798
 7/31/2002                $13,524                     $ 9,733
 8/31/2002                $13,339                     $ 9,713
 9/30/2002                $11,860                     $ 8,672
10/31/2002                $12,507                     $ 9,139
11/30/2002                $13,022                     $ 9,555
12/31/2002                $12,488                     $ 9,234
 1/31/2003                $12,090                     $ 8,849
 2/28/2003                $11,732                     $ 8,647
 3/31/2003                $11,466                     $ 8,484
 4/30/2003                $12,648                     $ 9,325
 5/31/2003                $13,405                     $ 9,899
 6/30/2003                $13,604                     $10,144
 7/31/2003                $14,042                     $10,391
 8/31/2003                $14,400                     $10,643
 9/30/2003                $14,506                     $10,974
10/31/2003                $15,382                     $11,658
11/30/2003                $15,581                     $11,919
12/31/2003                $16,607                     $12,851
 1/31/2004                $16,900                     $13,034
 2/29/2004                $17,300                     $13,337
 3/31/2004                $17,060                     $13,417
 4/30/2004                $16,647                     $13,125
 5/31/2004                $16,824                     $13,182
 6/30/2004                $17,184                     $13,476
 7/31/2004                $16,784                     $13,040
 8/31/2004                $16,824                     $13,101
 9/30/2004                $17,304                     $13,445
10/31/2004                $17,864                     $13,904
11/30/2004                $19,038                     $14,858
12/31/2004                $19,682                     $15,511
 1/31/2005                $19,226                     $15,227
 2/28/2005                $20,085                     $15,889
 3/31/2005                $19,749                     $15,496
 4/30/2005                $19,266                     $15,149
 5/31/2005                $19,269                     $15,172
 6/30/2005                $19,498                     $15,379
 7/31/2005                $20,102                     $15,852
 8/31/2005                $20,505                     $16,257
 9/30/2005                $21,002                     $16,984
10/31/2005                $20,250                     $16,489
11/30/2005                $20,532                     $16,897
12/31/2005                $21,280                     $17,685
 1/31/2006                $22,466                     $18,772
 2/28/2006                $22,358                     $18,733
 3/31/2006                $22,856                     $19,360


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            3/31/06
------------------------------------------
1-Year                             +14.73%
------------------------------------------
5-Year                              +8.96%
------------------------------------------
10-Year                             +8.62%
------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS 5                    3/31/06
------------------------------------------
1-Year                             +16.83%
------------------------------------------
5-Year                             +10.01%
------------------------------------------
10-Year                             +9.77%
------------------------------------------

ADVISOR CLASS (4/1/96-3/31/06) 5

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              TEMPLETON INTERNATIONAL (EX EM)
   DATE            FUND - CLASS ADVISOR           MSCI EAFE INDEX
----------    -------------------------------     ---------------
  4/1/1996                 $10,000                    $10,000
 4/30/1996                 $10,115                    $10,293
 5/31/1996                 $10,279                    $10,106
 6/30/1996                 $10,386                    $10,166
 7/31/1996                 $10,135                    $ 9,871
 8/31/1996                 $10,627                    $ 9,895
 9/30/1996                 $10,666                    $10,161
10/31/1996                 $10,869                    $10,059
11/30/1996                 $11,139                    $10,462
12/31/1996                 $11,510                    $10,330
 1/31/1997                 $12,097                    $ 9,971
 2/28/1997                 $12,206                    $10,136
 3/31/1997                 $12,306                    $10,175
 4/30/1997                 $12,147                    $10,232
 5/31/1997                 $12,355                    $10,900
 6/30/1997                 $12,919                    $11,504
 7/31/1997                 $13,330                    $11,692
 8/31/1997                 $13,063                    $10,821
 9/30/1997                 $14,079                    $11,430
10/31/1997                 $13,586                    $10,554
11/30/1997                 $13,463                    $10,449
12/31/1997                 $13,531                    $10,542
 1/31/1998                 $13,686                    $11,027
 2/28/1998                 $14,640                    $11,737
 3/31/1998                 $15,861                    $12,101
 4/30/1998                 $16,204                    $12,200
 5/31/1998                 $16,275                    $12,143
 6/30/1998                 $15,872                    $12,238
 7/31/1998                 $15,726                    $12,365
 8/31/1998                 $13,915                    $10,836
 9/30/1998                 $13,019                    $10,506
10/31/1998                 $13,836                    $11,604
11/30/1998                 $14,250                    $12,202
12/31/1998                 $14,310                    $12,686
 1/31/1999                 $14,180                    $12,651
 2/28/1999                 $14,274                    $12,353
 3/31/1999                 $14,789                    $12,871
 4/30/1999                 $16,143                    $13,396
 5/31/1999                 $15,537                    $12,709
 6/30/1999                 $16,087                    $13,207
 7/31/1999                 $16,746                    $13,603
 8/31/1999                 $16,978                    $13,656
 9/30/1999                 $16,551                    $13,796
10/31/1999                 $16,196                    $14,316
11/30/1999                 $16,551                    $14,816
12/31/1999                 $17,682                    $16,149
 1/31/2000                 $16,277                    $15,126
 2/29/2000                 $15,612                    $15,536
 3/31/2000                 $16,252                    $16,141
 4/30/2000                 $15,937                    $15,295
 5/31/2000                 $16,227                    $14,924
 6/30/2000                 $16,718                    $15,511
 7/31/2000                 $16,519                    $14,864
 8/31/2000                 $16,466                    $14,996
 9/30/2000                 $15,882                    $14,269
10/31/2000                 $15,762                    $13,935
11/30/2000                 $16,214                    $13,415
12/31/2000                 $17,340                    $13,895
 1/31/2001                 $17,257                    $13,888
 2/28/2001                 $16,957                    $12,848
 3/31/2001                 $15,770                    $11,998
 4/30/2001                 $16,602                    $12,839
 5/31/2001                 $16,656                    $12,396
 6/30/2001                 $16,409                    $11,894
 7/31/2001                 $16,094                    $11,678
 8/31/2001                 $16,094                    $11,385
 9/30/2001                 $14,206                    $10,234
10/31/2001                 $14,685                    $10,496
11/30/2001                 $15,301                    $10,884
12/31/2001                 $15,432                    $10,948
 1/31/2002                 $14,849                    $10,368
 2/28/2002                 $15,002                    $10,441
 3/31/2002                 $15,974                    $11,011
 4/30/2002                 $16,237                    $11,091
 5/31/2002                 $16,675                    $11,241
 6/30/2002                 $16,103                    $10,798
 7/31/2002                 $14,514                    $ 9,733
 8/31/2002                 $14,319                    $ 9,713
 9/30/2002                 $12,744                    $ 8,672
10/31/2002                 $13,427                    $ 9,139
11/30/2002                 $14,012                    $ 9,555
12/31/2002                 $13,437                    $ 9,234
 1/31/2003                 $13,028                    $ 8,849
 2/28/2003                 $12,632                    $ 8,647
 3/31/2003                 $12,350                    $ 8,484
 4/30/2003                 $13,648                    $ 9,325
 5/31/2003                 $14,484                    $ 9,899
 6/30/2003                 $14,711                    $10,144
 7/31/2003                 $15,206                    $10,391
 8/31/2003                 $15,602                    $10,643
 9/30/2003                 $15,743                    $10,974
10/31/2003                 $16,691                    $11,658
11/30/2003                 $16,932                    $11,919
12/31/2003                 $18,053                    $12,851
 1/31/2004                 $18,396                    $13,034
 2/29/2004                 $18,838                    $13,337
 3/31/2004                 $18,581                    $13,417
 4/30/2004                 $18,167                    $13,125
 5/31/2004                 $18,362                    $13,182
 6/30/2004                 $18,777                    $13,476
 7/31/2004                 $18,348                    $13,040
 8/31/2004                 $18,405                    $13,101
 9/30/2004                 $18,950                    $13,445
10/31/2004                 $19,582                    $13,904
11/30/2004                 $20,887                    $14,858
12/31/2004                 $21,618                    $15,511
 1/31/2005                 $21,124                    $15,227
 2/28/2005                 $22,083                    $15,889
 3/31/2005                 $21,749                    $15,496
 4/30/2005                 $21,226                    $15,149
 5/31/2005                 $21,237                    $15,172
 6/30/2005                 $21,514                    $15,379
 7/31/2005                 $22,199                    $15,852
 8/31/2005                 $22,665                    $16,257
 9/30/2005                 $23,233                    $16,984
10/31/2005                 $22,418                    $16,489
11/30/2005                 $22,752                    $16,897
12/31/2005                 $23,598                    $17,685
 1/31/2006                 $24,939                    $18,772
 2/28/2006                 $24,836                    $18,733
 3/31/2006                 $25,410                    $19,360

ENDNOTES

INVESTMENT RETURNS AND SHARE PRICES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:      Shares are available to certain eligible investors as
                    described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +120.77% and +8.94%.

6. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 10/1/05     VALUE 3/31/06     PERIOD* 10/1/05-3/31/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,092.70               $ 8.24
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,017.05               $ 7.95
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,088.30               $11.97
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,013.46               $11.55
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,093.70               $ 6.79
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.45               $ 6.54
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 1.58%;
C: 2.30%; and Advisor: 1.30%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  --------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
CLASS A                                                 2006             2005             2004             2003             2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $    14.91     $      12.99     $       8.75     $      11.48     $      11.51
                                                  --------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.24             0.16             0.14             0.10             0.19

   Net realized and unrealized gains (losses) ..        2.21             1.96             4.19            (2.69)           (0.07)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............        2.45             2.12             4.33            (2.59)            0.12
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..       (0.16)           (0.20)           (0.10)           (0.14)           (0.15)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................          -- c             -- c           0.01               --               --
                                                  --------------------------------------------------------------------------------
Net asset value, end of year ...................  $    17.20     $      14.91     $      12.99     $       8.75     $      11.48
                                                  ================================================================================

Total return b .................................       16.51%           16.54%           49.65%          (22.77)%           1.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $   50,755     $     45,398     $     39,091     $     25,894     $     32,586

Ratios to average net assets:

   Expenses ....................................        1.63% d          1.63% d          1.75% d          1.81%            1.82%

   Net investment income .......................        1.55%            1.20%            1.23%            1.02%            1.69%

Portfolio turnover rate ........................       18.90%           19.22%           23.62%           19.05%           31.28%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 15

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  --------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
CLASS C                                                 2006             2005             2004             2003             2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $    14.71     $      12.82     $       8.65     $      11.34     $      11.38
                                                  --------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.13             0.08             0.06             0.04             0.11

   Net realized and unrealized gains (losses) ..        2.18             1.92             4.14            (2.65)           (0.07)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............        2.31             2.00             4.20            (2.61)            0.04
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..       (0.06)           (0.11)           (0.04)           (0.08)           (0.08)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................          -- c             -- c           0.01               --               --
                                                  --------------------------------------------------------------------------------
Net asset value, end of year ...................  $    16.96     $      14.71     $      12.82     $       8.65     $      11.34
                                                  ================================================================================

Total return b .................................       15.73%           15.76%           48.78%          (23.22)%           0.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $   30,438     $     26,049     $     24,359     $     14,372     $     16,243

Ratios to average net assets:

   Expenses ....................................        2.32% d          2.28% d          2.40% d          2.44%            2.46%

   Net investment income .......................        0.86%            0.55%            0.58%            0.39%            0.97%

Portfolio turnover rate ........................       18.90%           19.22%           23.62%           19.05%           31.28%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                  --------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
ADVISOR CLASS                                           2006             2005             2004             2003             2002
                                                  --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $    14.96     $      13.03     $       8.76     $      11.51     $      11.55
                                                  --------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.29             0.22             0.20             0.14             0.22

   Net realized and unrealized gains (losses) ..        2.21             1.96             4.20            (2.72)           (0.07)
                                                  --------------------------------------------------------------------------------
Total from investment operations ...............        2.50             2.18             4.40            (2.58)            0.15
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income ..       (0.21)           (0.25)           (0.14)           (0.17)           (0.19)
                                                  --------------------------------------------------------------------------------
Redemption fees ................................          -- b             -- b           0.01               --               --
                                                  --------------------------------------------------------------------------------
Net asset value, end of year ...................  $    17.25     $      14.96     $      13.03     $       8.76     $      11.51
                                                  ================================================================================

Total return ...................................       16.83%           17.05%           50.46%          (22.69)%           1.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $      489     $        337     $        303     $        276     $        334

Ratios to average net assets:

   Expenses ....................................        1.32% c          1.28% c          1.40% c          1.47%            1.47%

   Net investment income .......................        1.86%            1.55%            1.58%            1.36%            1.96%

Portfolio turnover rate ........................       18.90%           19.22%           23.62%           19.05%           31.28%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 17

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                       INDUSTRY                            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 96.4%
      AUSTRALIA 2.2%
      National Australia Bank Ltd. ................              Commercial Banks                    32,795          $     884,933
      PaperlinX Ltd. ..............................           Paper & Forest Products               161,340                435,356
      Qantas Airways Ltd. .........................                  Airlines                       178,820                453,086
                                                                                                                     -------------
                                                                                                                         1,773,375
                                                                                                                     -------------

      BERMUDA 2.2%
      ACE Ltd. ....................................                  Insurance                       15,790                821,238
      XL Capital Ltd., A ..........................                  Insurance                       15,180                973,190
                                                                                                                     -------------
                                                                                                                         1,794,428
                                                                                                                     -------------

      CANADA 1.5%
      Barrick Gold Corp. ..........................               Metals & Mining                    18,310                498,145
      BCE Inc. ....................................   Diversified Telecommunication Services         30,793                741,774
                                                                                                                     -------------
                                                                                                                         1,239,919
                                                                                                                     -------------

      DENMARK 1.5%
    a Vestas Wind Systems AS ......................            Electrical Equipment                  37,200                927,124
  a,b Vestas Wind Systems AS, 144A ................            Electrical Equipment                  14,200                309,041
                                                                                                                     -------------
                                                                                                                         1,236,165
                                                                                                                     -------------

      FINLAND 2.8%
      Stora Enso OYJ, R ...........................           Paper & Forest Products                71,220              1,095,885
      UPM-Kymmene OYJ .............................           Paper & Forest Products                48,740              1,151,541
                                                                                                                     -------------
                                                                                                                         2,247,426
                                                                                                                     -------------

      FRANCE 7.0%
      AXA SA ......................................                  Insurance                       32,714              1,147,867
      France Telecom SA ...........................   Diversified Telecommunication Services         46,410              1,043,635
      Sanofi-Aventis ..............................               Pharmaceuticals                    16,660              1,584,543
      Suez SA .....................................               Multi-Utilities                    30,511              1,202,171
      Total SA, B .................................         Oil, Gas & Consumable Fuels               2,900                764,919
                                                                                                                     -------------
                                                                                                                         5,743,135
                                                                                                                     -------------

      GERMANY 7.2%
      Adidas-Salomon AG ...........................      Textiles, Apparel & Luxury Goods             2,150                425,465
      BASF AG .....................................                  Chemicals                       13,020              1,020,329
      Bayerische Motoren Werke AG .................                 Automobiles                      16,030                883,699
      Deutsche Post AG ............................           Air Freight & Logistics                42,860              1,071,299
      E.ON AG .....................................             Electric Utilities                   10,500              1,155,775
      SAP AG ......................................                  Software                         2,110                458,376
      Siemens AG ..................................          Industrial Conglomerates                 9,500                885,480
                                                                                                                     -------------
                                                                                                                         5,900,423
                                                                                                                     -------------


18 | Annual Report

Templeton Global Investment Trust

----------------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                       INDUSTRY                            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      HONG KONG 4.8%
      Cheung Kong (Holdings) Ltd. .................                Real Estate                      152,000          $   1,611,197
      Fountain Set (Holdings) Ltd. ................      Textiles, Apparel & Luxury Goods           260,000                114,763
      Hutchison Whampoa Ltd. ......................          Industrial Conglomerates               111,000              1,017,811
      Swire Pacific Ltd., A .......................                Real Estate                       79,000                773,257
      Yue Yuen Industrial Holdings Ltd. ...........      Textiles, Apparel & Luxury Goods           133,000                391,658
                                                                                                                     -------------
                                                                                                                         3,908,686
                                                                                                                     -------------

      ITALY 2.9%
      Eni SpA .....................................        Oil, Gas & Consumable Fuels               54,250              1,543,324
      UniCredito Italiano SpA .....................              Commercial Banks                   115,788                836,822
                                                                                                                     -------------
                                                                                                                         2,380,146
                                                                                                                     -------------

      JAPAN 12.4%
      Hitachi Ltd. ................................     Electronic Equipment & Instruments          179,000              1,267,001
      Matsushita Electric Industrial Co. Ltd. .....             Household Durables                   42,000                933,254
      NEC Corp. ...................................          Computers & Peripherals                 67,000                470,825
      Nippon Telegraph & Telephone Corp. ..........   Diversified Telecommunication Services            167                716,616
      Nomura Holdings Inc. ........................              Capital Markets                     41,000                914,517
      Olympus Corp. ...............................      Health Care Equipment & Supplies            16,337                480,316
      Shinsei Bank Ltd. ...........................              Commercial Banks                    55,000                385,096
    b Shinsei Bank Ltd., 144A .....................              Commercial Banks                     8,000                 56,014
      Sompo Japan Insurance Inc. ..................                 Insurance                        68,000                986,328
      SONY Corp. ..................................             Household Durables                   35,440              1,641,229
      Sumitomo Mitsui Financial Group Inc. ........              Commercial Banks                        96              1,060,458
      Takeda Pharmaceutical Co. Ltd. ..............              Pharmaceuticals                     21,800              1,242,962
                                                                                                                     -------------
                                                                                                                        10,154,616
                                                                                                                     -------------

      NETHERLANDS 6.6%
      Akzo Nobel NV ...............................                 Chemicals                        15,900                843,590
      ING Groep NV ................................       Diversified Financial Services             33,483              1,322,517
      Koninklijke Philips Electronics NV ..........             Household Durables                   39,710              1,341,861
      Reed Elsevier NV ............................                   Media                          73,580              1,054,639
      VNU NV ......................................                   Media                          25,619                832,803
                                                                                                                     -------------
                                                                                                                         5,395,410
                                                                                                                     -------------

      NORWAY 1.5%
      Norsk Hydro ASA .............................        Oil, Gas & Consumable Fuels                4,281                592,933
      Telenor ASA .................................   Diversified Telecommunication Services         58,560                629,744
                                                                                                                     -------------
                                                                                                                         1,222,677
                                                                                                                     -------------

      PORTUGAL 0.6%
      Portugal Telecom SGPS SA ....................   Diversified Telecommunication Services         36,610                444,010
                                                                                                                     -------------

      SINGAPORE 1.4%
      DBS Group Holdings Ltd. .....................              Commercial Banks                    64,000                645,604
      Venture Corp. Ltd. ..........................     Electronic Equipment & Instruments           60,000                475,292
                                                                                                                     -------------
                                                                                                                         1,120,896
                                                                                                                     -------------


                                                              Annual Report | 19

Templeton Global Investment Trust

----------------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                       INDUSTRY                            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      SPAIN 5.9%
      Banco Santander Central Hispano SA ..........              Commercial Banks                     57,842         $     844,481
    b Banco Santander Central Hispano SA, 144A ....              Commercial Banks                        448                 6,541
      Endesa SA ...................................             Electric Utilities                    29,405               949,106
      Iberdrola SA, Br. ...........................             Electric Utilities                    28,680               925,705
      Repsol YPF SA ...............................         Oil, Gas & Consumable Fuels               40,000             1,135,996
      Telefonica SA ...............................   Diversified Telecommunication Services          62,992               988,358
                                                                                                                     -------------
                                                                                                                         4,850,187
                                                                                                                     -------------

      SWEDEN 5.0%
      Assa Abloy AB, B ............................              Building Products                    24,180               448,600
      Atlas Copco AB, A ...........................                  Machinery                        34,500               970,059
      Electrolux AB, B ............................             Household Durables                    17,450               500,735
      ForeningsSparbanken AB (Swedbank), A ........              Commercial Banks                     16,560               466,692
      Nordea Bank AB ..............................              Commercial Banks                     87,870             1,085,866
      Securitas AB, B .............................       Commercial Services & Supplies              31,460               605,878
                                                                                                                     -------------
                                                                                                                         4,077,830
                                                                                                                     -------------

      SWITZERLAND 4.8%
      Nestle SA ...................................                Food Products                       3,670             1,088,971
      Novartis AG .................................               Pharmaceuticals                     18,270             1,015,584
      Swiss Reinsurance Co. .......................                  Insurance                        13,120               916,413
      UBS AG ......................................               Capital Markets                      8,450               927,767
                                                                                                                     -------------
                                                                                                                         3,948,735
                                                                                                                     -------------

      UNITED KINGDOM 26.1%
      Amvescap PLC ................................               Capital Markets                     88,850               828,455
      BAE Systems PLC .............................             Aerospace & Defense                  189,372             1,383,493
      BHP Billiton PLC ............................               Metals & Mining                     24,519               447,661
      Boots Group PLC .............................          Food & Staples Retailing                 54,129               676,236
      BP PLC ......................................         Oil, Gas & Consumable Fuels               81,759               938,370
      British Sky Broadcasting Group PLC ..........                    Media                         121,167             1,136,097
      Burberry Group PLC ..........................      Textiles, Apparel & Luxury Goods             53,050               426,945
      Centrica PLC ................................               Multi-Utilities                    174,080               850,873
      Compass Group PLC ...........................        Hotels, Restaurants & Leisure             280,460             1,111,524
      Electrocomponents PLC .......................     Electronic Equipment & Instruments            82,870               402,896
      GKN PLC .....................................               Auto Components                     78,958               455,853
      GlaxoSmithKline PLC .........................               Pharmaceuticals                     63,244             1,652,696
      HSBC Holdings PLC ...........................              Commercial Banks                     52,974               886,831
      Kingfisher PLC ..............................              Specialty Retail                     52,500               218,324
      Marks & Spencer Group PLC ...................              Multiline Retail                     85,245               823,704
      Pearson PLC .................................                    Media                          61,215               848,199
      Rentokil Initial PLC ........................       Commercial Services & Supplies             149,560               405,763
    a Rolls-Royce Group PLC .......................             Aerospace & Defense                  110,538               879,051
    a Rolls-Royce Group PLC, B ....................             Aerospace & Defense                5,946,944                10,533
      Royal Bank of Scotland Group PLC ............              Commercial Banks                     25,040               814,347
      Royal Dutch Shell PLC, B ....................         Oil, Gas & Consumable Fuels               29,184               949,117
      Shire PLC ...................................               Pharmaceuticals                     70,700             1,084,584


20 | Annual Report

Templeton Global Investment Trust

----------------------------------------------------------------------------------------------------------------------------------
      TEMPLETON INTERNATIONAL (EX EM) FUND                       INDUSTRY                            SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
      UNITED KINGDOM (CONTINUED)
      Smiths Group PLC ............................         Industrial Conglomerates                 34,640          $     591,247
      Unilever PLC ................................              Food Products                       84,401                863,178
      Vodafone Group PLC ..........................   Wireless Telecommunication Services           602,164              1,259,909
      William Morrison Supermarkets PLC ...........         Food & Staples Retailing                250,787                827,363
      Yell Group PLC ..............................                  Media                           52,380                495,223
                                                                                                                     -------------
                                                                                                                        21,268,472
                                                                                                                     -------------
      TOTAL COMMON STOCKS (COST $57,446,559) ......                                                                     78,706,536
                                                                                                                     -------------

                                                                                               -------------------
                                                                                               PRINCIPAL AMOUNT d
                                                                                               -------------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 1.1%
      AUSTRALIA 0.3%
      Queensland Treasury Corp., 6.00%, 8/14/13 ...                                               330,000      AUD         242,782
                                                                                                                     -------------

      CANADA 0.1%
      Government of Canada, 3.25%, 12/01/06 .......                                                75,000      CAD          63,913
                                                                                                                     -------------

      SINGAPORE 0.1%
      Government of Singapore, 1.75%, 2/01/07 .....                                               100,000      SGD          61,256
                                                                                                                     -------------

      SWEDEN 0.6%
      Government of Sweden,
          6.50%, 5/05/08 ..........................                                               820,000      SEK         112,756
          5.50%, 10/08/12 .........................                                             3,200,000      SEK         328,225
        c Strip, 12/20/06 .........................                                               500,000      SEK          63,178
                                                                                                                     -------------
                                                                                                                           504,159
                                                                                                                     -------------

      TOTAL FOREIGN GOVERNMENT AND
        AGENCY SECURITIES (COST $846,479) .........                                                                        872,110
                                                                                                                     -------------

      SHORT TERM INVESTMENTS (COST $1,170,024) 1.4%
      UNITED STATES 1.4%
    c U.S. Treasury Bills, 4/06/06 - 7/06/06 ......                                             1,176,000                1,170,410
                                                                                                                     -------------

      TOTAL INVESTMENTS
        (COST $59,463,062) 98.9% ..................                                                                     80,749,056
      OTHER ASSETS, LESS LIABILITIES 1.1% .........                                                                        933,360
                                                                                                                     -------------

      NET ASSETS 100.0% ...........................                                                                  $  81,682,416
                                                                                                                     =============


                                                              Annual Report | 21

Templeton Global Investment Trust

--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL (EX EM) FUND
--------------------------------------------------------------------------------

CURRENCY ABBREVIATIONS
AUD - Australian Dollar
CAD - Canadian Dollar
SEK - Swedish Krona
SGD - Singapore Dollar

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2006, the aggregate value of these securities was $371,596, representing 0.45% of net assets.

c The security is traded on a discount basis with no stated coupon rate.

d The principal amount is stated in U.S. dollars unless otherwise indicated.


22 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

                                                                                                       ---------------
                                                                                                          TEMPLETON
                                                                                                        INTERNATIONAL
                                                                                                        (EX EM) FUND
                                                                                                       ---------------
Assets:
   Investments in securities:
      Cost ........................................................................................    $    59,463,062
                                                                                                       ===============
      Value .......................................................................................    $    80,749,056
   Cash ...........................................................................................              4,392
   Foreign currency, at value (cost $630,145) .....................................................            669,280
   Receivables:
      Investment securities sold ..................................................................             83,586
      Capital shares sold .........................................................................            141,336
      Dividends and interest ......................................................................            330,869
                                                                                                       ---------------
         Total assets .............................................................................         81,978,519
                                                                                                       ---------------
Liabilities:
   Payables:
      Investment securities purchased .............................................................             21,072
      Capital shares redeemed .....................................................................             88,150
      Affiliates ..................................................................................            155,258
   Accrued expenses and other liabilities .........................................................             31,623
                                                                                                       ---------------
         Total liabilities ........................................................................            296,103
                                                                                                       ---------------
            Net assets, at value ..................................................................    $    81,682,416
                                                                                                       ===============
Net assets consist of:
   Paid-in capital ................................................................................    $    61,127,174
   Undistributed net investment income ............................................................            402,566
   Net unrealized appreciation (depreciation) .....................................................         21,322,163
   Accumulated net realized gain (loss) ...........................................................         (1,169,487)
                                                                                                       ---------------
            Net assets, at value ..................................................................    $    81,682,416
                                                                                                       ===============
CLASS A:
   Net assets, at value ...........................................................................    $    50,754,919
                                                                                                       ===============
   Shares outstanding .............................................................................          2,951,342
                                                                                                       ===============
   Net asset value per share a ....................................................................    $         17.20
                                                                                                       ===============
   Maximum offering price per share (net asset value per share / 94.25%) ..........................    $         18.25
                                                                                                       ===============
CLASS C:
   Net assets, at value ...........................................................................    $    30,438,155
                                                                                                       ===============
   Shares outstanding .............................................................................          1,795,044
                                                                                                       ===============
   Net asset value and maximum offering price per share a .........................................    $         16.96
                                                                                                       ===============
ADVISOR CLASS:
   Net assets, at value ...........................................................................    $       489,342
                                                                                                       ===============
   Shares outstanding .............................................................................             28,369
                                                                                                       ===============
   Net asset value and maximum offering price per share a .........................................    $         17.25
                                                                                                       ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 23

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2006

                                                                                                       ---------------
                                                                                                          TEMPLETON
                                                                                                        INTERNATIONAL
                                                                                                        (EX EM) FUND
                                                                                                       ---------------
Investment income:
   Dividends (net of foreign taxes of $170,306) ...................................................    $     2,212,132
   Interest .......................................................................................            172,025
                                                                                                       ---------------
         Total investment income ..................................................................          2,384,157
                                                                                                       ---------------
Expenses:
   Management fees (Note 3a) ......................................................................            561,440
   Administrative fees (Note 3b) ..................................................................            112,288
   Distribution fees (Note 3c)
      Class A .....................................................................................            146,045
      Class C .....................................................................................            276,713
   Transfer agent fees (Note 3e) ..................................................................            134,828
   Custodian fees (Note 4) ........................................................................             23,796
   Reports to shareholders ........................................................................             37,924
   Registration and filing fees ...................................................................             51,670
   Professional fees ..............................................................................             33,496
   Trustees' fees and expenses ....................................................................             32,752
   Other ..........................................................................................              6,339
                                                                                                       ---------------
         Total expenses ...........................................................................          1,417,291
         Expense reductions (Note 4) ..............................................................             (2,402)
                                                                                                       ---------------
            Net expenses ..........................................................................          1,414,889
                                                                                                       ---------------
               Net investment income ..............................................................            969,268
                                                                                                       ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .................................................................................          3,485,868
      Foreign currency transactions ...............................................................             (5,072)
                                                                                                       ---------------
               Net realized gain (loss) ...........................................................          3,480,796
                                                                                                       ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................................          7,121,482
      Translation of assets and liabilities denominated in foreign currencies .....................            (54,564)
                                                                                                       ---------------
               Net change in unrealized appreciation (depreciation) ...............................          7,066,918
                                                                                                       ---------------
Net realized and unrealized gain (loss) ...........................................................         10,547,714
                                                                                                       ---------------
Net increase (decrease) in net assets resulting from operations ...................................    $    11,516,982
                                                                                                       ===============


24 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              ------------------------------
                                                                                                  TEMPLETON INTERNATIONAL
                                                                                                       (EX EM) FUND
                                                                                              ------------------------------
                                                                                                   YEAR ENDED MARCH 31,
                                                                                                  2006             2005
                                                                                              ------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................................   $    969,268   $      631,417
      Net realized gain (loss) from investments and foreign currency transactions .........      3,480,796        2,665,332
      Net change in unrealized appreciation (depreciation) on investments
         and translation of assets and liabilities denominated in foreign currencies ......      7,066,918        6,667,399
                                                                                              ------------------------------
            Net increase (decrease) in net assets resulting from operations ...............     11,516,982        9,964,148
                                                                                              ------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................................................       (461,124)        (594,949)
         Class C ..........................................................................       (106,994)        (197,789)
         Advisor Class ....................................................................         (5,095)          (5,131)
                                                                                              ------------------------------
   Total distributions to shareholders ....................................................       (573,213)        (797,869)
                                                                                              ------------------------------
   Capital share transactions: (Note 2)
         Class A ..........................................................................     (1,494,847)         571,819
         Class C ..........................................................................        352,264       (1,701,349)
         Advisor Class ....................................................................         96,851           (6,525)
                                                                                              ------------------------------
   Total capital share transactions .......................................................     (1,045,732)      (1,136,055)
                                                                                              ------------------------------

   Redemption fees ........................................................................            362              705
                                                                                              ------------------------------

            Net increase (decrease) in net assets .........................................      9,898,399        8,030,929

Net assets:
   Beginning of year ......................................................................     71,784,017       63,753,088
                                                                                              ------------------------------
   End of year ............................................................................   $ 81,682,416   $   71,784,017
                                                                                              ==============================

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of year ............................................................................   $    402,566   $       (8,072)
                                                                                              ==============================


                         Annual Report | See notes to financial statements. | 25

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Templeton International (Ex EM) Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund offers three classes of shares:
Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready


26 | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                              Annual Report | 27

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


28 | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 29

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                 ---------------------------------------------------
                                                YEAR ENDED MARCH 31,
                                           2006                       2005
                                 ---------------------------------------------------
                                  SHARES        AMOUNT       SHARES        AMOUNT
                                 ---------------------------------------------------
CLASS A SHARES:
 Shares sold .................    629,012   $  10,077,228    544,836   $  7,578,629
 Shares issued in reinvestment
  of distributions ...........     25,936         407,519     38,728        532,068
 Shares redeemed .............   (748,059)    (11,979,594)  (547,955)    (7,538,878)
                                 ---------------------------------------------------
 Net increase (decrease) .....    (93,111)  $  (1,494,847)    35,609   $    571,819
                                 ===================================================
CLASS C SHARES:
 Shares sold .................    349,214   $   5,367,605    235,644   $  3,241,514
 Shares issued in reinvestment
  of distributions ...........      5,937          93,448     12,327        167,580
 Shares redeemed .............   (330,477)     (5,108,789)  (377,467)    (5,110,443)
                                 ---------------------------------------------------
 Net increase (decrease) .....     24,674   $     352,264   (129,496)  $ (1,701,349)
                                 ===================================================
ADVISOR CLASS SHARES:
 Shares sold .................      6,830   $     112,564      2,352   $     33,586
 Shares issued in reinvestment
  of distributions ...........        237           3,724        300          4,110
 Shares redeemed .............     (1,246)        (19,437)    (3,366)       (44,221)
                                 ---------------------------------------------------
 Net increase (decrease) .....      5,821   $      96,851       (714)  $     (6,525)
                                 ===================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------
SUBSIDIARY                                                     AFFILIATION
-------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent


30 | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE  NET ASSETS
--------------------------------------------------------------------------------
       0.750%        Up to and including $1 billion
       0.730%        Over $1 billion, up to and including $5 billion
       0.710%        Over $5 billion, up to and including $10 billion
       0.690%        Over $10 billion, up to and including $15 billion
       0.670%        Over $15 billion, up to and including $20 billion
       0.650%        In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE  NET ASSETS
--------------------------------------------------------------------------------
       0.150%        Up to and including $200 million
       0.135%        Over $200 million, up to and including $700 million
       0.100%        Over $700 million, up to and including $1.2 billion
       0.075%        In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to 0.35% per year of Class A's average daily net assets. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. Effective November 1, 2005, the plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to 1.00% per year of Class C's average daily net assets.


                                                              Annual Report | 31

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received a ...............................   $ 2,509,703
Contingent deferred sales charges retained .................   $   580,478

a    Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $134,828, of which $76,426 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At March 31, 2006, the Fund had tax basis capital losses of $1,152,182, expiring on March 31, 2012, which may be carried over to offset future capital gains, if any. During the year ended March 31, 2006, the Fund utilized $3,453,114 of capital loss carryforwards.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.


32 | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

5. INCOME TAXES (CONTINUED)

At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................   $59,501,363
                                                                   ===========

Unrealized appreciation ........................................   $23,294,951
Unrealized depreciation ........................................    (2,047,258)
                                                                   -----------
Net unrealized appreciation (depreciation) .....................   $21,247,693
                                                                   ===========

Distributable earnings - undistributed ordinary income .........   $   423,561
                                                                   ===========

The tax character of distributions paid during the years ended March 31, 2006 and 2005, was as follows:

                                                    --------------------------
                                                        2006          2005
                                                    --------------------------
Distributions paid from - ordinary income ........  $    573,213   $   797,869

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2006, aggregated $15,350,597 and $13,261,553, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 33

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

8. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


34 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INTERNATIONAL (EX EM)
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International (Ex EM) Fund (a separate portfolio of Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 9, 2006


                                                              Annual Report | 35

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON INTERNATIONAL (EX EM) FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $2,168,235 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $126,706 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

At March 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 11, 2006 to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund, to Class A, Class C and Advisor Class shareholders of record.

Record Date: 5/11/2006

--------------------------------------------------------------------------------
                                        CLASS A

                              FOREIGN TAX      FOREIGN            FOREIGN
                                  PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                        PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..............       $ 0.0005       $ 0.0125            $ 0.0111
Bermuda ................         0.0000         0.0038              0.0038
Canada .................         0.0014         0.0050              0.0050
Denmark ................         0.0004         0.0013              0.0013
Finland ................         0.0041         0.0143              0.0143
France .................         0.0030         0.0108              0.0108
Germany ................         0.0043         0.0178              0.0147
Hong Kong ..............         0.0000         0.0162              0.0000
Italy ..................         0.0027         0.0095              0.0095
Japan ..................         0.0013         0.0100              0.0100
Netherlands ............         0.0043         0.0150              0.0150
New Zealand ............         0.0000         0.0014              0.0000
Norway .................         0.0004         0.0014              0.0014
Singapore ..............         0.0000         0.0034              0.0000
Spain ..................         0.0044         0.0176              0.0175
Sweden .................         0.0056         0.0205              0.0186
Switzerland ............         0.0024         0.0085              0.0085
United Kingdom .........         0.0000         0.0893              0.0893
                              --------------------------------------------------
TOTAL ..................       $ 0.0348       $ 0.2583            $ 0.2308
                              ==================================================


36 | Annual Report

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

--------------------------------------------------------------------------------
                                          CLASS C

                              FOREIGN TAX      FOREIGN            FOREIGN
                                  PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                        PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..............        $ 0.0005       $ 0.0077          $ 0.0068
Bermuda ................          0.0000         0.0024            0.0024
Canada .................          0.0014         0.0031            0.0031
Denmark ................          0.0004         0.0008            0.0008
Finland ................          0.0041         0.0088            0.0088
France .................          0.0030         0.0066            0.0066
Germany ................          0.0043         0.0109            0.0090
Hong Kong ..............          0.0000         0.0100            0.0000
Italy ..................          0.0027         0.0058            0.0058
Japan ..................          0.0013         0.0061            0.0061
Netherlands ............          0.0043         0.0092            0.0092
New Zealand ............          0.0000         0.0009            0.0000
Norway .................          0.0004         0.0009            0.0009
Singapore ..............          0.0000         0.0021            0.0000
Spain ..................          0.0044         0.0108            0.0107
Sweden .................          0.0056         0.0126            0.0114
Switzerland ............          0.0024         0.0052            0.0052
United Kingdom .........          0.0000         0.0545            0.0545
                              --------------------------------------------------
TOTAL ..................        $ 0.0348       $ 0.1584          $ 0.1413
                              ==================================================

--------------------------------------------------------------------------------
                                     ADVISOR CLASS

                              FOREIGN TAX      FOREIGN            FOREIGN
                                  PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                        PER SHARE      PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Australia ..............        $ 0.0005      $ 0.0147           $ 0.0130
Bermuda ................          0.0000        0.0045             0.0045
Canada .................          0.0014        0.0059             0.0059
Denmark ................          0.0004        0.0015             0.0015
Finland ................          0.0041        0.0168             0.0168
France .................          0.0030        0.0126             0.0126
Germany ................          0.0043        0.0210             0.0173
Hong Kong ..............          0.0000        0.0191             0.0000
Italy ..................          0.0027        0.0112             0.0112
Japan ..................          0.0013        0.0117             0.0117
Netherlands ............          0.0043        0.0176             0.0176
New Zealand ............          0.0000        0.0017             0.0000
Norway .................          0.0004        0.0017             0.0017
Singapore ..............          0.0000        0.0040             0.0000
Spain ..................          0.0044        0.0207             0.0206
Sweden .................          0.0056        0.0241             0.0219
Switzerland ............          0.0024        0.0100             0.0100
United Kingdom .........          0.0000        0.1050             0.1050
                              --------------------------------------------------
TOTAL ..................        $ 0.0348      $ 0.3038           $ 0.2713
                              ==================================================


                                                              Annual Report | 37

Templeton Global Investment Trust

TEMPLETON INTERNATIONAL (EX EM) FUND

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules, however, permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


38 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1994         140                       Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Trustee          Since 2001         20                        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee          Since 1994         141                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee          Since 1996         136                       Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil and
Suite 2100                                                                                     gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                                 foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee          Since 1994         140                       Director, Martek Biosciences
500 East Broward Blvd.                                                                         Corporation, MedImmune, Inc.
Suite 2100                                                                                     (biotechnology) and Overstock.com
Fort Lauderdale, FL 33394-3091                                                                 (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004) and Spacehab,
                                                                                               Inc. (aerospace services)
                                                                                               (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company)
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee          Since 2003         103                       Director, White Mountains Insurance
500 East Broward Blvd.                                                                         Group, Ltd. (holding company),
Suite 2100                                                                                     Amerada Hess Corporation (exploration
Fort Lauderdale, FL 33394-3091                                                                 and refining of oil and gas) and
                                                                                               Sentient Jet (private jet service);
                                                                                               and FORMERLY, Director, Becton
                                                                                               Dickinson and Company (medical
                                                                                               technology), Cooper Industries Inc.,
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net Inc.,
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison) and
                                                                                               UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Trustee          Since 2001         20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Trustee          Since 1994         15                        Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil and
Suite 2100                                                                                     gas) and Weatherford International,
Fort Lauderdale, FL 33394-3091                                                                 Ltd. (oilfield products and
                                                                                               servicing) (2004-present); and
                                                                                               FORMERLY, Director, H.J. Heinz
                                                                                               Company (processed foods and allied
                                                                                               products)(1987-1988; 1993-2003) and
                                                                                               Total Logistics, Inc. (operating and
                                                                                               investment business) (until 2005).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and        140                       None
One Franklin Parkway             Chairman of      Vice President
San Mateo, CA 94403-1906         the Board and    since 1994 and
                                 Vice President   Chairman of the
                                                  Board since 1995
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1996         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        President and    President since    Not Applicable            Not Applicable
PO Box N-7759                    Chief            2001 and Chief
Lyford Cay, Nassau, Bahamas      Executive        Executive
                                 Officer -        Officer -
                                 Investment       Investment
                                 Management       Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1994         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since October      Not Applicable            Not Applicable
One Franklin Parkway                              2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED  BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial   Since 2004   Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief Accounting
Fort Lauderdale, FL 33394-3091  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Trust under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. OLSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. OLSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton International (Ex EM) Fund, one of two separate funds within Templeton Global Investment Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin


                                                              Annual Report | 45

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed investment performance in comparison with a performance universe consisting of all retail and institutional international multi-cap core funds as selected by Lipper. The report for Templeton International (Ex EM) Fund showed comparative performance of its Class A shares during 2005 and previous ten years ended December 31, 2005.

The Lipper report showed that Templeton International (Ex EM) Fund's total returns during 2005 and on an annualized basis for the previous three-year period were in the lowest and next-to-lowest quintiles of its performance universe, respectively, but that the levels of such return exceeded 8.5% during 2005 and 20% during such three-year period. The Lipper report further showed that Templeton International (Ex EM) Fund's total return on an annualized basis was in the second-highest quintile of the performance universe for each of the previous five- and ten-year periods. The Board was satisfied with the performance of the Fund.


46 | Annual Report

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, were shown by Lipper for fund Class A shares in the case of Templeton International (Ex EM) Fund. The Lipper report for Templeton International (Ex EM) Fund showed that its effective management fee rate was in the first or lowest quintile of its Lipper expense group and that its actual total expenses were below the median for such expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to their Lipper expense groups as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as


                                                              Annual Report | 47

Templeton Global Investment Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The net assets of Templeton International (Ex EM) Fund were approximately $76 million at the end of 2005. While intending to monitor future growth in Fund assets, the Board did not believe at such asset levels that management was benefiting from any meaningful economies of scale, but noted that the management advisory fee schedule for these Funds provided for breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


48 | Annual Report

Templeton Global Investment Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 49

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
   Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL
(EX EM) FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-23017

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 A2006 05/06






FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND






ANNUAL REPORT March 31, 2006

TEMPLETON GLOBAL INVESTMENT TRUST
Franklin Templeton Non-U.S. Dynamic Core Equity Fund





[Franklin Templeton Institutional logo with sub-brands]

CONTENTS

ANNUAL REPORT

Franklin Templeton Non-U.S. Dynamic Core Equity Fund.................2
Performance Summary..................................................8
Your Fund's Expenses................................................12
Financial Highlights and Statement of Investments...................13
Financial Statements................................................19
Notes to Financial Statements.......................................22
Report of Independent Registered Public Accounting Firm.............28
Tax Designation.....................................................29
Board Members and Officers..........................................31
Shareholder Information.............................................40

[Bottom of every page: Annual Report]
[Bottom of first page: NOT FDIC INSURED/MAY LOSE VALUE/NO BANK GUARANTEE] [Bottom of first page: "The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14."]

ANNUAL REPORT

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign (non-U.S.) equity securities.
------------------------------------------------------------------------------

[In text: Geographic Breakdown pie chart]

This annual report for Franklin Templeton Non-U.S. Dynamic Core Equity Fund covers the fiscal year ended March 31, 2006.

PERFORMANCE OVERVIEW

For the year under review, Franklin Templeton Non-U.S. Dynamic Core Equity Fund posted a +24.62% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index, which returned +24.94% for the same period.(1) Growth- and value-oriented equities performed comparably, as the MSCI EAFE Growth Index and the MSCI EAFE Value Index posted gains of +24.98% and +24.91%.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

[Shaded Sidebar]

-------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
-------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the 12-month period ended March 31, 2006. Gross domestic product growth increased at a fair pace in each quarter during 2005 and in the first quarter of 2006 in the U.S., the euro zone and Japan, the world's three largest economic blocks. In spite of this economic strength and volatile food and energy prices, inflation was relatively subdued worldwide. Yet, in this environment some central banks continued to tighten monetary policy.

The U.S. Federal Reserve Board increased the federal funds target rate in eight quarter-point increments to 4.75%. The European Central Bank raised short-term rates twice to 2.50%, after keeping them unchanged since June 2003. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases remains.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metal prices continued to rise at double-digit rates, led by copper, whose contract price rose 64.7% over the 12-month period.(3) This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

Notably, availability of cash and historically low interest rates fueled merger and acquisition activity, as well as leveraged buyouts and other corporate activity, which intensified during the period. In just the first quarter of 2006, the total value of global deals announced was $923 billion, almost 38% more than in the comparable period in 2005.(4) About $416 billion (45%) was attributed to European companies, which have been the most active worldwide.(4) In this environment, global equity markets performed strongly, particularly outside the U.S. As of March 31, 2006, the 12-month total return for the MSCI EAFE Index was +24.94%, calculated in U.S. dollars.(5) By comparison the total return for the MSCI USA Index was +12.38%.(6)

[Sidebar: Portfolio Breakdown table]

INVESTMENT STRATEGY

The Fund invests primarily in equity securities of foreign companies located outside of the U.S., including emerging markets. The Fund actively allocates between growth and value strategies based upon a proprietary style allocation model. Up to 75% of the portfolio may be allocated to one of the style strategies. The value manager focuses on "bottom-up" valuation analysis of the equity securities, while the growth manager utilizes both a "bottom-up" approach as well as a "top-down" evaluation of equity market sectors.

MANAGER'S DISCUSSION

For the 12 months under review, growth- and value-oriented equities within the MSCI EAFE Index universe (as measured by the MSCI EAFE Growth Index and MSCI EAFE Value Index) posted similar performance. Growth and value stocks alternately outperformed each other in the past fiscal year, indicating no clear leading investment style. As a result, our dynamic style allocation model was not able to add meaningfully to Fund performance.

The portfolio began the reporting period in a neutral position, but we soon reallocated 60% of the portfolio to growth at the beginning of May 2005. While the MSCI EAFE Growth Index outperformed the MSCI EAFE Value Index for the rest of May, style performance reversed in June and July 2005 and we reallocated 60% of the portfolio to value at the beginning of August 2005. The MSCI EAFE Value Index and MSCI EAFE Growth Index alternately outperformed each other in the subsequent months, and we adjusted the style allocation model to a neutral stance at the end of October 2005. The Fund maintained its neutral position through period-end.

[Sidebar: Top 10 Holdings table]

Our energy sector holdings were strong contributors to Fund performance during the year. Energy prices generally rose, with crude oil spot prices rising from $55 per barrel at the beginning of the period to $66 at period-end after almost reaching $70 in August 2005. Natural gas prices began the period at $7.44, reached a high of more than $15 in December 2005, but ended the period lower at only $6.98. As a result of Hurricane Katrina's impact on New Orleans, energy prices spiked higher due to concerns that the U.S. would face supply shortages. Higher energy prices were construed as positive for energy companies, resulting in stock price increases. While the portfolio was slightly overweighted in energy stocks relative to the benchmark, stock selection really drove outperformance. Fund holdings such as Encana (sold by period-end), Lukoil Holdings and Saipem appreciated strongly during the period.

Another significant contributor to relative Fund performance was the telecommunication services sector. It was one of the worst performing sectors in the MSCI EAFE Index, and the Fund was overweighted in the sector relative to the benchmark. Despite these factors, the effect of stock selection overpowered the negative sector performance. Top performers included TDC (sold by period-end), China Mobile (Hong Kong), America Movil and Telenor.

Some sectors detracted from relative Fund performance during the year. The materials sector underperformed with stock selection as the primary detractor. Similarly, the consumer discretionary sector also suffered from stock selection and trailed in performance.

On a geographic basis, the Fund's stock selection in European stocks benefited relative performance. However, the Fund was underweighted in Asian stocks, which detracted from performance. In particular, the Fund was significantly underweighted in Japanese stocks, and stock selection within Japan exacerbated underperformance.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended March 31, 2006, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's small portion of investment in securities with non-U.S. currency exposure.

Thank you for your continued participation in Franklin Templeton Non-U.S. Dynamic Core Equity Fund. We look forward to serving your future investment needs.

Gary Motyl, CFA
Colleen Barbeau
John P. Remmert
Canyon Chan, CFA

Portfolio Management Team
Franklin Templeton Non-U.S. Core Dynamic Equity Fund

[Footnotes]
1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard & Poor's Micropal. The MSCI EAFE Growth Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets excluding the U.S. and Canada. The MSCI EAFE Value Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of value-oriented equity securities from global developed markets excluding the U.S. and Canada.

3. Source: New York Mercantile Exchange.

4. Source: "Big Deals Put Europe At M&A Center Stage," THE WALL STREET JOURNAL, 4/3/06.

5. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the MSCI EAFE Index.

6.  Source:   Standard  &  Poor's  Micropal. The MSCI USA Index is a  free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGERS MAKE NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

Pie chart

-------------------------------------------------------------------------------
GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 3/31/06

Europe                                      64.7%
Asia                                        16.5%
Australia & New Zealand                      5.1%
North America                                4.2%
Latin America                               2.8%
Middle East & Africa                        2.6%
Short-Term Investments
& Other Net Assets                          4.1%
------------------------------------------------------------------------------

Table

-------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/06

Financials                                  25.7%
Health Care                                 11.5%
Consumer Discretionary                      11.3%
Energy                                      9.4%
Industrials                                 9.0%
Telecommunication Services                  8.6%
Materials                                   7.3%
Information Technology                      7.0%
Consumer Staples                            3.3%
Utilities                                   2.8%
Short-Term Investments
& Other Net Assets                          4.1%
-------------------------------------------------------------------------------

 6 |

Table

-------------------------------------------------------------------------------
TOP 10 HOLDINGS
3/31/06

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
----------------------------------------------------------
SBM Offshore NV                                      3.0%
ENERGY EQUIPMENT & SERVICES, NETHERLANDS
Atlas Copco AB, A                                    2.3%
MACHINERY, SWEDEN
Syngenta AG                                          1.7%
CHEMICALS, SWITZERLAND
Celesio AG                                           1.7%
HEALTH CARE PROVIDERS & SERVICES, GERMANY
Asahi Glass Co. Ltd.                                 1.6%
BUILDING PRODUCTS, JAPAN
Next PLC                                             1.6%
MULTILINE RETAIL, U.K.
Saipem SpA                                           1.4%
ENERGY EQUIPMENT & SERVICES, ITALY
Mitsui Fudosan Co. Ltd.                              1.4%
REAL ESTATE, JAPAN
Teva Pharmaceutical Industries Ltd., ADR             1.4%
PHARMACEUTICALS, ISRAEL
ING Groep NV                                         1.4%
DIVERSIFIED FINANCIAL SERVICES, NETHERLANDS
-------------------------------------------------------------------------------
                                                                        | 7

PERFORMANCE SUMMARY AS OF 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: N/A                             CHANGE        3/31/06         3/31/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$0.74         $16.09          $15.35

DISTRIBUTIONS (4/1/05-3/31/06)
Dividend Income                        $0.2580
Short-term Capital Gain                $0.1993
Long-term Capital Gain                 $2.1772
                                       -------
          Total                        $2.6345

Franklin Templeton Non-U.S. Dynamic Core Equity Fund paid distributions derived from short-term capital gains totaling 19.93 cents ($0.1993) per share in May and December 2005. The Fund designates such distributions as short-term capital gain dividends per Internal Revenue Code Section 871(k)(2)(C).

Franklin Templeton Non-U.S. Dynamic Core Equity Fund paid distributions derived from long-term capital gains totaling $2.1772 per share in May and December 2005. The Fund designates such distributions as long-term capital gain dividends per Internal Revenue Code Section 852(b)(3)(C).

PERFORMANCE/1
                                                              INCEPTION
                                           1-YEAR              (4/1/03)
------------------------------------------------------------------------------
Cumulative Total Return(2)                  +24.62%           +114.66%
Average Annual Total Return(3)              +24.62%            +29.00%
Value of $5,000,000 Investment(4)       $6,231,086        $10,733,019

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563.

8 |

--------------------------------------------------------------------------------
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $5,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.




                                        4/1/03-3/31/06
AVERAGE ANNUAL TOTAL RETURN             $Millions
-------------------------------------------------------------------------------
                      3/31/06
------------------------------    Index graph here
 1-Year               +24.62%     -----------------------------------------
Since                             Franklin Templeton Non-U.S. Dynamic Core
Inception                         Equity Fund
(4/1/03)              +29.00%     MSCI EAFE(5)

                                                                         | 9

                                   USD                         USD
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       MSCI EAFE
                                                             INDEX
   INCEPTION
     DATE                            4663                  BM0002
                                -------------            -------------
   Apr-2003 *                   5,000,000.00             5,000,000.00
     Apr-03                     5,410,000.00             5,445,258.15
     May-03                     5,715,000.00             5,780,252.40
     Jun-03                     5,795,000.00             5,923,312.03
     Jul-03                     5,955,000.00             6,067,582.18
     Aug-03                     6,095,000.00             6,215,164.10
     Sep-03                     6,160,000.00             6,407,991.75
     Oct-03                     6,540,000.00             6,807,803.19
     Nov-03                     6,695,000.00             6,960,128.94
     Dec-03                     7,173,085.71             7,504,201.39
     Jan-04                     7,316,649.97             7,610,872.59
     Feb-04                     7,485,850.70             7,787,860.81
     Mar-04                     7,408,941.28             7,834,735.01
     Apr-04                     7,265,377.02             7,664,151.09
     May-04                     7,282,044.00             7,697,339.66
     Jun-04                     7,450,172.00             7,869,120.40
     Jul-04                     7,208,488.00             7,614,826.16
     Aug-04                     7,203,234.00             7,650,179.96
     Sep-04                     7,429,156.00             7,851,245.94
     Oct-04                     7,718,126.00             8,119,447.35
     Nov-04                     8,275,050.00             8,676,360.35
     Dec-04                     8,595,646.02             9,057,397.44
     Jan-05                     8,427,323.97             8,891,893.09
     Feb-05                     8,803,243.22             9,278,133.09
     Mar-05                     8,612,478.23             9,048,636.07
     Apr-05                     8,365,605.89             8,846,096.92
     May-05                     8,367,977.63             8,859,629.53
     Jun-05                     8,497,167.46             8,980,735.51
     Jul-05                     8,808,397.50             9,256,615.67
     Aug-05                     9,060,904.90             9,493,188.47
     Sep-05                     9,336,901.35             9,917,915.89
     Oct-05                     9,013,926.78             9,628,943.93
     Nov-05                     9,242,945.11             9,867,040.14
     Dec-05                     9,752,439.13            10,326,822.15
     Jan-06                    10,532,901.09            10,961,600.74
     Feb-06                    10,526,230.47            10,939,149.18
     Mar-06                    10,733,019.54            11,305,050.30

10 |

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. INVESTING IN A FUND THAT FOCUSES IN ONE OR MORE SECTORS INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS IN THAT SECTOR. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator agreed in advance to assume as their own certain expenses otherwise payable by the Fund. If the manager and administrator had not taken this action, the Fund's total returns would have been lower. This agreement may be ended after 8/1/06 upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $5,000,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

                                                                        | 11

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND

Expenses

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses. You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS ILLUSTRATION:

1. Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.
In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------
                                         BEGINNING    ENDING
                                          ACCOUNT    ACCOUNT    EXPENSES PAID
                                           VALUE      VALUE     DURING PERIOD*
                                          10/1/05     3/31/06   10/1/05-3/31/06
-------------------------------------------------------------------------------
Actual                                    $1,000     $1,149.50       $4.98
-------------------------------------------------------------------------------
Hypothetical (5% return before expenses)  $1,000     $1,020.29       $4.68
-------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.93%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


12 |

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


                                                            YEAR ENDED MARCH 31,
                                                    2006         2005         2004/C/
                                                 ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $ 15.35     $ 14.45     $ 10.00
                                                 ---------------------------------------
Income from investment operations:
     Net investment income/a/                          0.26        0.23        0.16
     Net realized and unrealized gains (losses)        3.12        1.99        4.63
                                                 ---------------------------------------
Total from investment operations                       3.38        2.22        4.79
                                                 ---------------------------------------
Less distributions from:
     Net investment income                            (0.26)      (0.23)      (0.24)
     Net realized gains                               (2.38)      (1.09)      (0.10)
                                                 ---------------------------------------
Total distributions                                   (2.64)      (1.32)      (0.34)
                                                 --------------------------------------
Net asset value, end of year                        $ 16.09     $ 15.35     $ 14.45
                                                 ======================================
Total return/b/                                       24.62%      16.24%      48.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $ 3,218     $ 3,070     $ 2,890
Ratios to average net assets:
   Expenses before waiver and payments by affiliate
    and expense reduction                              2.96%       2.64%       4.48%/e
   Expenses net of waiver and payments by affiliate    0.92%       0.91%       0.89%/e
   Expenses net of waiver and payments by affiliate
    and expense reduction                              0.90%       0.91%/d     0.89%/e
   Net investment income                               1.68%       1.56%       1.26%/e
Portfolio turnover rate                               79.57%      30.65%      31.72%


a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period April 1, 2003 (commencement of operations) to March 31, 2004. d Benefit of expense reduction is less than 0.01%.
e Annualized.


                       See notes to financial statements.

Annual Report                                                             | 13

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2006


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS  95.9%
  AUSTRALIA 5.1%
  Aristocrat Leisure Ltd.                         Hotels, Restaurants & Leisure              1,800     $      17,753
  CSL Ltd.                                                Biotechnology                        500            19,576
  Macquarie Bank Ltd.                                     Capital Markets                      600            27,777
  Qantas Airways Ltd.                                       Airlines                         5,000            12,669
  QBE Insurance Group Ltd.                                 Insurance                         1,200            18,793
  Sonic Healthcare Ltd.                           Health Care Providers & Services           3,000            33,712
  St. George Bank Ltd.                                   Commercial Banks                    1,500            33,110
                                                                                                        ----------------
                                                                                                             163,390
                                                                                                        ----------------

  AUSTRIA 0.5%
  Erste Bank der Oester Sparkassen AG                     Commercial Banks                     300            17,687
                                                                                                        ----------------

  BELGIUM 0.7%
  KBC GROEP NV                                            Commercial Banks                     200            21,470
                                                                                                        ----------------

  BERMUDA 0.4%
  ACE Ltd.                                                   Insurance                         260            13,523
                                                                                                        ----------------

  BRAZIL 0.5%
  Companhia Siderurgica Nacional CSN, ADR                 Metals & Mining                      500            15,710
                                                                                                        ----------------

  CANADA 3.8%
  Alcan Inc.                                                Metals & Mining                    180             8,236
  BCE Inc.                                         Diversified Telecommunicaton Services       920            22,162
  Cameco Corp.                                        Oil, Gas & Consumable Fuels            1,000            35,967
a Cognos Inc.                                                Software                          800            31,075
  Talisman Energy Inc.                                Oil, Gas & Consumable Fuels              300            15,933
a Trican Well Service Ltd.                             Energy Equipment & Services             200             9,120
                                                                                                        ----------------
                                                                                                             122,493
                                                                                                        ----------------

  CHINA 1.3%
  China Mobile (Hong Kong) Ltd.                    Wireless Telecommunication Services      6,500             34,136
  china Telecom Corp. Ltd., H                    Diversified Telecommunication Services    20,000              7,088
                                                                                                        ----------------
                                                                                                              41,224
                                                                                                        ----------------

  DENMARK 0.4%
a Vestas Wind Systems AS                                   Electrical Equipment               380              9,471
a,b Vestas Wind Systems AS, 144A                           Electrical Equipment               136              3,389
                                                                                                        ----------------
                                                                                                              12,860
                                                                                                        ----------------

  FINLAND 1.0%
  Stora Enso OYJ, R                                     Paper & Forest Products             2,180             33,544
                                                                                                        ----------------

  FRANCE 5.2%
  Accor SA                                             Hotel Restaurants & Leisure            154              8,876
  AXA SA                                                     Insurance                        603             21,158
  Compagnie Generale des Etablissemerts Michelin B        Auto Components                     436             27,390
  Essilor International SA                        Health Care Equipment & Supplies            200             17,835
  France Telecom SA                               Diversified Telecommunication Services      740             16,641
  Sanofi-Aventis                                           Pharmaceuticals                    337             32,052
  Suez SA                                                 Multi-Utilities                   1,122             44,208
                                                                                                        ----------------
                                                                                                             168,160
                                                                                                        ----------------


14|  Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2006 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  GERMANY 8.2%
  BASF AG                                                    Chemicals                         78       $      6,113
  Bayer AG, Br.                                              Chemicals                        166              6,657
  Bayerische Votoren Werke AG                              Automobiles                        452             24,918
  Celesio AG                                      Health Care Providers & Services            585             55,193
  Deutsche Post AG                                   Air Freight & Logistics                1,768             44,192
  E.ON AG                                                 Electric Utilities                  261             28,729
  Muenchener Rueckversicherungs-Gesellschaft AG             Insurance                          70              9,931
  Puma AG Rudolf Dassler Sport                    Textiles Apparel & Luxury Goods             100             37,792
  SAP AG                                                     Software                         150             32,586
  Siemens AG                                           Industrial Conglomerates               190             17,710
                                                                                                        ----------------
                                                                                                             263,821
                                                                                                        ----------------

  GREECE 2.4%
  Cosmote Mcbile Telecommunications SA           Wireless Telecommunication Services        1,000             23,142
  National Bank of Greece SA                             Commercial Banks                     700             32,907
  Piraeus Bank SA                                        Commercial Banks                     700             21,203
                                                                                                        ----------------
                                                                                                              77,252
                                                                                                        ----------------

  HONG KONG 4.9%
  Esprit Holdings                                         Specialty Retail                  5,500             42,812
  Noble Group Ltd.                                Trading Companies & Distributors         20,000             15,224
  Sun Hung Kai Properties Ltd.                              Real Estate                     3,500             35,544
  Swire Pacific Ltd., A                                     Real Estate                     3,414             33,416
  Television Broadcasts Ltd.                                   Media                        3,000             17,012
  Wharf Holdings Ltd.                                       Real Estate                     4,000             14,692
                                                                                                        ----------------
                                                                                                             158,700
                                                                                                        ----------------

  IRISH REPUBLIC 1.0%
  Anglo Irish Bancorp PLC                                  Commercial Banks                 2,000             32,956
                                                                                                        ----------------

  ISRAEL 2.2%
a Check Point Software Technologies Ltd.                     Software                       1,240             24,825
  Teva Pharmaceutical Industries Ltd., ADR                Pharmaceuticals                   1,100             45,298
                                                                                                        ----------------
                                                                                                              70,123
                                                                                                        ----------------

  ITALY 3.0%
  Eni SpA                                            Oil, Gas & Comsumable Fuels              579             16,471
  Luxottica Group SpA ADA                           Textiles Apparel & Luxury Goods           900             24,741
  Saipem SpA                                        Energy Equipment & Services             2,000             46,259
  UniCredito Italiano SpA                                  Commercial Banks                 1,240              8,962
                                                                                                        ----------------
                                                                                                              96,433
                                                                                                        ----------------
  JAPAN 6.6%
  Aiful Corp.                                           Consumer Finance                      400             26,477
  Asahi Glass Co. Ltd.                                  Building Products                   3,500             52,313
  Fast Retailing Co. Ltd.                                Specialty Retail                     200             19,561
  KDDI Corp.                                    Wireless Telecommunication Services             2             10,690
  Mabuchi Motor Co. Ltd.                       Electronic Equipment & Instruments             200             10,299
  Mitsui Fudosan Co. Ltd.                                  Real Estate                      2,000             45,970
  Nintendo Co. Ltd.                                        Software                           100             14,955

                                                         Annual Report | 15

EMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2006 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  JAPAN (CONTINUED)
  Sompo Japan Insurance Inc.                                Insurance                       1,000       $     14,505
  Takeda Pharmaceutical Co. Ltd.                       Pharmaceuticals                        300             17,105
                                                                                                        ----------------
                                                                                                             211,875
                                                                                                        ----------------

  LUXEMBOURG 0.5%
  SES Global                                                Media                           1,000             15,920
                                                                                                        ----------------

  MEXICO 2.3%
  America Movil SA de CV, L, ADR                 Wireless Telecommunication Services          900             30,834
  Cemex SA de CV, CPO, ADR                            Construction Materials                  300             19,584
  Grupo Financiero Banorte SA de CV, O                 Commercial Banks                    10,000             23,800
                                                                                                        ----------------
                                                                                                              74,218
                                                                                                        ----------------
  NETHERLANDS 6.4%
  Akzo Nobel NV                                            Chemicals                          643             34,115
  ING Groep NV                                     Diversifed Financial Services            1,141             45,067
  Koninklijke Philips Electronics NV                   Household Durables                     847             28,622
  SBM Offshore NV                                  Energy Equipment & Services                970             97,252
                                                                                                        ----------------
                                                                                                             205,056
                                                                                                        ----------------

  NORWAY 2.2%
  Norske Skogindustrier ASA, A                        Paper & Forest Products               1,660             28,106
  Telenor ASA                                     Diversified Telecommunication Services    3,990             42,908
                                                                                                        ----------------
                                                                                                              71,014
                                                                                                        ----------------
  PORTUGAL 0.9%
  Portugal Telecom SGPS SA                     Diversified Telecommunication Services       2,298             27,870
                                                                                                        ----------------

  RUSSIA 0.8%
  LUKOIL, ADR                                     Oil, Gas & Consumable Fuels                 300             24,990
                                                                                                        ----------------

  SOUTH AFRICA 0.4%
  Sappi Ltd.                                        Paper & Forest Products                   774             11,553
                                                                                                        ----------------

  SOUTH KOREA 2.3%
  Kookmin Bank, ADR                                    Commerical Banks                       300             25,656
  KT Corp., ADR                                Diversified Telecommunication Services         420              8,946
a Samsung Electronics Co. Ltd, GDR, 144A      Semiconductors & Semiconductor Equipment        116             37,990
                                                                                                     ----------------
                                                                                                              72,592
                                                                                                      ----------------

  SPAIN 2.1%
  Banco Bilbas Vizcaya Argentaria SA                  Commerical Banks                      1,000             20,864
  Banco Santander Central Hispano SA                  Commercial  Banks                     1,319             19,257
  Telefonica SA                                Diversified Telecommunication Services       1,825             28,634
                                                                                                        ----------------
                                                                                                              68,755
                                                                                                        ----------------

  SWEDEN 4.2%
  Atlas Copco AB, A                                     Machinery                           2,600             73,106
  Getinge AB, B                                 Health Care Equipment & Supplies            1,200             19,413
  Nordea Bank AB, FDR                                   Commercial Banks                    2,130             26,426
  Securitas AB, B                                Commercial Services & Supplies               570             10,977
  Volvo AB, B                                            Machinery                            150              7,020
                                                                                                        ----------------
                                                                                                             136,942
                                                                                                        ----------------

16| Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2006 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  SWITZERLAND 6.7%
  Credit Suisse Group                                  Capital Markets                        600       $     33,651
  Lonza Group AG                                        Chemicals                             209             14,318
  Roche Holding AG                                     Pharmaceuticals                        300             44,646
  Swiss Reinsurance Co.                                 Insurance                             344             24,028
a Syngenta AG                                           Chemicals                             400             56,186
  UBS AG                                               Capital Markets                        400             43,918
                                                                                                        ----------------
                                                                                                             216,747
                                                                                                        ----------------

  TAIWAN 1.4%
  Chunghwa Telecom Co Ltd., ADR                    Diverified Telecommunication Services      370              7,248
b Compal Electronics Inc., 144A                         Computers & Peripherals               692              3,585
c Compal Electronics Inc., GDR, Reg S                   Computers & Peripherals               569              2,947
  Taiwan Semiconductor Manufacturing Co. Ltd.,
     ADR                                           Semiconductor & Semiconductor Equipment  2,999             30,170
                                                                                                        ----------------
                                                                                                              43,950
                                                                                                        ----------------
  UNITED KINGDON 18.5%
  BAE Systems PLC                                      Aerospace & Defense                  4,969             36,302
  BG Group PLC                                        Oil, Gas & Consumable Fuels           1,000             12,493
  Boots Group  PLC                                      Food & Staples Retailing              516              6,446
  BP PLC                                              Oil, Gas & Consumable Fuels           1,562             17,927
  British Sky Broadcasting Group PLC                        Media                             960              9,001
  Cadbury Schweppes PLC                                 Food Products                       2,473             24,562
  Compass Group PLC                               Hotels, Restaurants & Leisure             3,386             13,419
  GlaxoSmith Kline PLC                                  Pharmaceuticals                       710             18,554
  HBOS PLC                                               Commercial Banks                   1,000             16,686
  HSBC Holdings PLC                                      Commercial Banks                   1,200             20,089
  Man Group PLC                                           Capital Markets                     800             34,241
  National Grid PLC                                      Multi-Utilities                    1,581             15,730
  Next PLC                                                Multiline Retail                  1,800             51,570
  Pearson PLC                                                 Media                           837             11,598
  Reckitt Benckiser PLC                                 Household Products                  1,200             42,214
  Rentokil Initial PLC                               Commerical Services & Supplies         2,508              6,804
  Royal Bank of Scotland Group PLC                       Commercial Banks                     670             21,790
  Royal Dutch Shell PLC, B                           Oil, Gas & Consumable Fuels              782             25,432
  Sage Group PLC                                            Software                        5,000             23,897
  Shire PLC                                              Pharmaceuticals                    2,516             38,597
  Smith & Nephew PLC                               Health Care Equipment & Supplies         3,000             26,618
  Smiths Group PLC                                    Industrial Conglomerates                853             14,559
  Standard Chartered PLC                                Commercial Banks                    1,653             41,101
  Tesco PLC                                           Food & Staples Retailing              6,000             34,380
  Vodafone Group PLC                             Wireless Telecommunication Services        8,591             17,976
  Yell Group PLC                                              Media                         1,375             13,000
                                                                                                        ----------------
                                                                                                             594,986
                                                                                                        ----------------
  TOTAL COMMON STOCKS
   (COST $1,981,156)                                                                                       3,085,814
                                                                                                        ----------------

                                                        Annual Report |17

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2006 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND                              Principal Amount          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (COST $64,704) 2.0%
  United States 2.0%
d/U.S. Treasury Bills,4/06/06-5/25/06                                                $     65,000       $     64,724
                                                                                                        --------------
  TOTAL INVESTMENTS (COST $2,045,860) 97.9%                                                                3,150,538
  OTHER ASSETS, LESS LIABILITIES 2.1%                                                                         67,020
                                                                                                        --------------
  NET ASSETS 100.0%                                                                                      $ 3,217,558
                                                                                                        --------------

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt

a Non-income producing.
b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities
Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2006, the aggregate value of these securities was $44,964, representing 1.40% of net assets.
c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.
At March 31, 2006, the aggregate value of this security was $2,947, representing 0.09% of net assets.
d The security is traced or a discont basis with no stated coupon rate.



18|   See notes to financial statements.  | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------
Assets:
  Investments in securities:
  Cost                                                          $  2,045,860
                                                                 -----------
  Value                                                         $  3,150,538
  Cash                                                                 5,681
  Foreign currency, at value (cost $1,978)                             1,960
  Receivables:
     Dividends                                                         9,958
     Affiliates                                                       51,984
                                                                 -----------
      Total assets                                                 3,220,121
                                                                 ===========

Liabilities:
  Accrued expenses and other liabilities                               2,563
                                                                 ------------
      Total liabilites                                                 2,563
                                                                 -----------
       Net assets, at value                                     $  3,217,558
                                                                 ============

Net assets consist of:
  Paid-in capital                                               $  1,988,711
  Undistributed net investment income                                 13,332
  Net unrealized appreciation (depreciation)                       1,104,661
  Accumulated net realized gain (loss)                               110,854
                                                                 -------------
       Net assets, at value                                     $  3,217,558
                                                                 =============
Shares outstanding                                                   200,000
                                                                 =============
Net asset value and maximum offering price per share/a                $16.09
                                                                 -------------






a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



Annual Report       See notes to financial statements.                | 19

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED March 31, 2006

                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------

Investment Income
  Dividends (net of foreign taxes of $5,908)                         $  77,581
  Interest                                                               1,313
                                                                     ----------
     Total investment income                                            78,894
                                                                     ----------
Expenses:
  Management fees (Note 3a)                                             22,773
  Administrative fees (Note 3b)                                          6,255
  Transfer Agent fees (Note 3c)                                            176
  Custodian fees (Note 4)                                                1,590
  Reports to shareholders                                                2,019
  Registration and filing fees                                          16,524
  Professional fees                                                     25,158
  Trustees' fees and expenses                                            8,492
  Other                                                                  7,565
                                                                     ----------
    Total expenses                                                      90,552
      Expense reduction (Note 4)                                          (616)
      Expenses waived/paid by affiliates (Note 3d)                     (62,433)
                                                                     ----------
      Net Expenses                                                      27,503
                                                                     ----------
        Net investment income                                           51,391
                                                                     ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                                        466,007
    Foreign currency transactions                                        5,364
                                                                     ----------
        Net realized gain (loss)                                       471,371
                                                                     ----------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                        153,109
    Translation of assets and liabilities denominated
     in foreign currencies                                              (1,075)
                                                                     ----------
        Net change in unrealized appreciation (depreciation)           152,034
                                                                     ----------
Net realized and unrealized gain (loss)                                623,405
                                                                      ---------
Net increase (decrease) in net assets resulting from operations       $674,796
                                                                      =========


Annual Report       See notes to financial statements.                  20

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS



                                                             Franklin Templeton Non-U.S.
                                                              Dynamic Core Equity Fund
                                                        ------------------------------------------
                                                                Year ended March 31,
                                                              2006                 2005
                                                        ------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                  $ 51,391            $  45,367
     Net realized gain (loss) from investments
       and foreign currency transactions                     471,371              284,263
     Net change in unrealized appreciation (depreciation)
        on investments and translation of assets and
        liabilities denominated in foreign currencies        152,034              113,668
                                                        ------------------------------------------
          Net increase (decrease) in net assets
            resulting from operations                        674,796              443,298
                                                        ------------------------------------------
  Distributions to shareholders from:
     Net investment income                                   (51,600)            (45,920)
     Net realized gains                                     (475,300)           (217,380)
                                                        ------------------------------------------
  Total distributions to shareholders                       (526,900)           (263,300)
                                                        ------------------------------------------
          Net increase (decrease) in net assets              147,896             179,998

Net assets:
  Beginning of year                                        3,069,662           2,889,664
                                                        ------------------------------------------
  End of year                                             $3,217,558         $3,069,662
                                                        ==========================================
Undistributed net investment income included in
net assets:
  End of year                                             $   13,332         $    8,177
                                                        ==========================================



Annual Report          See notes to financial statements.               21

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the
Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.  FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.  FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D.  INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F.  ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.  REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2.  SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). During the years ended March 31, 2006 and March 31, 2005, there were no share transactions.

Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) is record owner of 100% of the Fund shares as of March 31, 2006.

3.  TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:


SUBSIDIARY                                                               AFFILIATION
------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies, Inc. (Alternative Strategies       Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal Underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer Agent


A.  MANAGEMENT FEES

The Fund pays an investment management fee to Alternative Strategies based on the average daily net assets of the Fund as follows:

ANNUALIZED
-------------------------------------------------------------------------------
FEE RATE        NET ASSETS
-------------------------------------------------------------------------------
0.750%          Up to and including $1 billion
0.730%          Over $1 billion, up to and including $5 billion
0.710%          Over $5 billion, up to and including $10 billion
0.690%          Over $10 billion, up to and including $15 billion
0.670%          Over $15 billion, up to and including $20 billion
0.650%          In excess of $20 billion

B.  ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

C.  TRANSFER AGENT FEES

The Fund paid transfer agent fees of $176, of which $24 was retained by Investor Services.

D.  VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Alternative Strategies and FT Services have agreed in advance to voluntarily waive management and administrative fees, respectively, and to assume payment of other expenses through August 1, 2007, as noted in the Statement of Operations.

4.  EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5.  INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and amortization of organizational costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2006 and 2005, was as follows:

                                   2006           2005
------------------------------------------------------------
Distributions paid from:
   Ordinay income                $  91,460      $ 164,120
   Long term capital gain          435,440         99,180
                                ---------------------------
                                 $ 526,900      $ 263,300
                                ============================

At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments                             $ 2,047,724
                                                ============
Unrealized appreciation                         $ 1,122,320
Unrealized depreciation                             (19,506)
Net unrealized appreciation (depreciation)      $ 1,102,814
                                                ============


Undistributed ordinary income                   $    71,351
Undistributed long term capital gains                55,212
                                                -------------
Distributable earnings                          $   126,563


6.  INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2006, aggregated $2,376,418 and $2,797,358, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney

General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

TEMPLETON GLOBAL INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON NON-U.S.
 DYNAMIC CORE EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Non-U.S. Dynamic Core Equity Fund (a separate portfolio of Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 9, 2006

TEMPLETON GLOBAL INVESTMENT TRUST

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $379,230 as a long term capital gain dividend for the fiscal year ended March 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $87,320 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $73,154 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,313 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

At March 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 11, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund shareholders of record.

Record Date:  5/11/2006

                  FOREIGN TAX        FOREIGN             FOREIGN
                     PAID          SOURCE INCOME    QUALIFIED DIVIDENDS
COUNTRY            PER SHARE          PER SHARE          PER SHARE
------------------------------------------------------------------------------
Australia         $0.0004               $0.0241         $0.0241
Austria            0.0003                0.0019          0.0019
Bermuda            0.0000                0.0011          0.0011
Brazil             0.0000                0.0190          0.0190
Canada             0.0012                0.0065          0.0065
China              0.0000                0.0063          0.0028
Finland            0.0009                0.0050          0.0050
France             0.0022                0.0140          0.0140

Germany            0.0034                0.0233          0.0230
Hong Kong          0.0000                0.0201          0.0000
Ireland            0.0000                0.0022          0.0018
Israel             0.0003                0.0012          0.0012
Italy              0.0041                0.0232          0.0223
Japan              0.0010                0.0120          0.0119
Mexico             0.0000                0.0043          0.0043
Netherlands        0.0036                0.0201          0.0201
Norway             0.0014                0.0080          0.0080
Portugal           0.0000                0.0033          0.0033
Russia             0.0004                0.0022          0.0022
Singapore          0.0000                0.0023          0.0000
South Africa       0.0000                0.0011          0.0011
South Korea        0.0013                0.0065          0.0065
Spain              0.0017                0.0123          0.0123
Sweden             0.0025                0.0231          0.0231
Switzerland        0.0024                0.0183          0.0137
Taiwan             0.0023                0.0094          0.0079
United Kingdom     0.0000                0.0822          0.0721
                 -------------------------------------------------------------
TOTAL             $0.0294               $0.3530         $0.3092
                ==============================================================


Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S.-registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)         Trustee        Since 1994              140        Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                            packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY,  Director, RBC Holdings, Inc. (bank holding  company)  (until 2002);  and  President,  Chief  Executive  Officer and
Chairman of the Board,  General Host  Corporation  (nursery  and craft  centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)        Trustee        Since 2001              20         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean
Utilities Co. Ltd.;  Director, Provo Power Company  Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment  &  Power  Ltd. (1977-2003).
----------------------------------------------------------------------------------------------------------------------

                                                                             31

----------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (1932)      Trustee        Since 1994              141        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)        Trustee        Since 1996              136         Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                            (exploration and refining of oil and
 Suite 2100                                                                        gas),  H.J.Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                    foods and allied products), RTI
                                                                                   International Metals, Inc. (manufacture
                                                                                   and distribution of titanium), Canadian
                                                                                   National Railway (railroad) and White
                                                                                   Mountains Insurance Group, Ltd.
                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY,  Assistant to the  President of the United  States and  Secretary of the Cabinet  (1990-1993);
General  Counsel to the  United  States  Treasury  Department  (1989-1990);  and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison - United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------

                                                                             32

------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (1928)        Trustee        Since 1994              140        Director,  Martek Biosciences
 500 East Broward Blvd.                                                            Corporation; MedImmune, Inc.
 Suite 2100                                                                        (biotechnology) and Overstock.com
 Fort Lauderdale, FL 33394-3091                                                    (Internet services); and FORMERLY,
                                                                                   Director, MCI Communication Corporation
                                                                                   subsequently known as MCI WorldCom, Inc.
                                                                                   and WorldCom, Inc.) (communications
                                                                                   services) (1988-2002), White Mountains
                                                                                   Insurance Group, Ltd. (holding company)
                                                                                   and Spacehab, Inc. (aerospace services)
                                                                                   (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; FORMERLY, Deputy Chairman,  White Mountains
Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River
Corporation (financial services) (1993-1998) and Hambrecht  &  Quist  Group
(investment  banking)  (1987-1992);  and  President, National Association of
Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)           Trustee        Since 2003             103         Director, White Mountains Insurance
 500 East Broward Blvd.                                                            Group, Ltd. (holding company); Amerada
 Suite 2100                                                                        Hess Corporation (exploration and
 Fort Lauderdale, FL 33394-3091                                                    refining of oil and gas) and Sentient
                                                                                   Jet (private jet services); and FORMERLY,
                                                                                   Director, Becton Dickinson and Company
                                                                                   (medical technology); Cooper Industries,
                                                                                   Inc., (electrical products and tools
                                                                                   and hardware), Healther Net Inc.,
                                                                                   (formerly, Foundation Health)(integrated
                                                                                   managed care), The Hertz Corporation,
                                                                                   Pacific Southwest Airlines, The RCA
                                                                                   Corporation, Unicom (formerly, Common-
                                                                                   wealth Edison) and UAL Corporation
                                                                                   (airlines).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer 1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
----------------------------------------------------------------------------------------------------------------------
                                                                             33


-----------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Trustee        Since 2001              20         None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician,  Lyford Cay Hospital  (1987-present);  director of various  nonprofit
organizations;   and  FORMERLY,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                                                  PORTFOLIOS IN
                                                                  FUND COMPLEX
                                                LENGTH OF         OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (1930)      Trustee        Since 1994             15          Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                            (exploration and refining of oil and
 Suite 2100                                                                        gas); and Weatherford International,
 Fort Lauderdale, FL 33394-3091                                                    Ltd. (oilfield products and servicing)
                                                                                   (2004-present); and FORMERLY, Director,
                                                                                   H.J. Heinz Company (processed foods and
                                                                                   allied products)(1987-1988; 1993-2003)
                                                                                   and Total Logistics, Inc. (operating and
                                                                                   investment business).


                                                                             34



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments,  Ltd., Darby Technology Ventures Group,
LLC (investment firms) and Franklin Templeton Investment Funds (1994-present);
Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby
Emerging Markets Investments LDC (until 2004) and Templeton Emerging Markets
Investment Trust PLC (until 2003); Secretary of the United States Department of the Treasury (1988-1993);  Chairman of the  Board, Dillon,  Read &  Co.,  Inc.
(investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (1933)     Trustee,       Trustee and Vice       143         None
 One Franklin Parkway            Chairman of    President since 1994
 San Mateo, CA 94403-1906        the Board and  and Chairman of the
                                 Vice President Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  some  of  the  other subsidiaries of Franklin Resources,  Inc. and of 42 of the investment  companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (1945)          Vice President Since 1996             Not         Not Applicable
 One Franklin Parkway                                                  Applicable
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President,  Franklin Advisers,  Inc.; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin
Resources,  Inc. and of 45 of the  investment  companies  in Franklin  Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                 LENGTH OF             OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)           Chief          Chief Compliance       Not Applicable  Not Applicable
 One Franklin Parkway            Compliance     Officer since
 San Mateo, CA 94403-1906        Officer and    2004 and Vice
                                 Vice           President - AML
                                 President -    Compliance since
                                 AML            February 2006
                                 Compliance



                                                                             35
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin  Templeton Investments; and FORMERLY, Director
of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       President and   President since       Not Applicable  Not Applicable
PO Box N-7759                   Chief Executive 2001 and Chief
Lyford Cay, Nassau, Bahamas      Officer -      Executive Officer -
                                 Investment     Investment Management
                                 Management     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director,  Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton Investments
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)         Senior Vice    Since 2002             Not Applicable  Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 47 of the  investment  companies  in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)            Vice President Since 2000             Not Applicable  Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the  subsidiaries of Franklin  Resources,  Inc.;  and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (1947           Vice President  Since 2000            Not Applicable  Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906



                                                                             36



PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 47 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (1940)   Vice           Since 1994         Not Applicable      Not Applicable
 One Franklin Parkway            President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc.; Senior Vice President, Franklin Advisory
Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 45 of the
investment  companies  in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (1940)              Vice           Since 1994         Not Applicable      Not Applicable
 500 East Broward Blvd.          President
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 32 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary     Since 2004         Not Applicable      Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091


                                                                             37

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel; Franklin Templeton Investments;  Assistant Secretary,
Franklin  Resources,  Inc.;  Vice President and Assistant  Secretary,  Templeton
Investment Counsel, LLC; Vice President,  Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 14 of the investment  companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer      Since 2004         Not Applicable      Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment  companies in Franklin  Templeton  Investments; and FORMERLY,  Vice
President, JPMorgan Chase (2000-2004) and American general Financial Group
(1991-2000).
----------------------------------------------------------------------------------------------------------------------
 CRIAG S. TYLE (1960)            Vice           Since October      Not Applicable      Not Applicable
 One Franklin Parkway            President      2005
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources,  Inc.; officer of 47 of the investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------

                                                                             38



GALEN G. VETTER (1951)         Chief          Since 2004           Not Applicable      Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale, FL            Chief
33394-3091                     Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment  companies in Franklin Templeton Investments; and FORMERLY, Managing
Director, RSM McGladrey, Inc (1999-2004); and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1999-2004).
----------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Trust under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. OLSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. OLSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Non-U.S. Dynamic Core Equity Fund, one of two separate funds within Templeton Global Investment Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for both Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed investment performance in comparison with a performance universe consisting of all retail and institutional international multi-cap core funds as selected by Lipper. The report for Franklin Templeton Non-U.S. Dynamic Core Equity Fund showed share performance during 2005 and 2004, which was the Fund's first full year of existence.

The Lipper report for Franklin Templeton Non-U.S. Dynamic Core Equity Fund showed its total return for 2005 and 2004 placed it in the next-to-lowest and middle quintiles of its performance universe, respectively, but that the levels of such return exceeded 13% in 2005 and 18% in 2004. The Board found the performance of this Fund to be satisfactory taking into account its small size and limited period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee. The Lipper report for Franklin Templeton Non-U.S. Dynamic Core Equity Fund showed its effective management fee rate was in the second-lowest quintile of its Lipper expense group, and its actual total expenses, which had been partially waived or subsidized by management in view of the small size of the Fund, were in the lowest quintile of such expense group. The Board was satisfied with the management fees and total expenses of each Fund in comparison to their Lipper expense groups as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The net assets of Franklin Templeton Non-U.S. Dynamic Core Equity Fund were approximately $3 million at the end of 2005. While intending to monitor future growth in Fund assets, the Board did not believe at such asset levels that management was benefiting from any meaningful economies of scale, but noted that the management advisory fee schedule for these Funds provided for breakpoints.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

[BACK COVER]



Franklin Templeton Institutional
600 Fifth Avenue
New York, New York 10020
franklintempletoninstitutional.com

ANNUAL REPORT
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

INVESTMENT MANAGER
Franklin Templeton Alternative Strategies, Inc

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563


Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

TO ENSURE THE HIGHEST QUALITY OF SERVICE, TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS MAY BE MONITORED, RECORDED, AND ACCESSED. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.





TEMPLETON INCOME FUND



                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           MARCH 31, 2006
--------------------------------------------------------------------------------

      [PHOTO OMITTED]                       A series of Templeton Global
                                            Investment Trust

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                TEMPLETON INCOME FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com. See
                                                     inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reli- able, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .......................................................    1

ANNUAL REPORT

Templeton Income Fund ....................................................    4
Performance Summary ......................................................   11
Your Fund's Expenses .....................................................   16
Financial Highlights and Statement of Investments ........................   18
Financial Statements .....................................................   34
Notes to Financial Statements ............................................   38
Report of Independent Registered Public Accounting Firm ..................   49
Tax Designation ..........................................................   50
Board Members and Officers ...............................................   55
Shareholder Information ..................................................   61

-------------------------------------------------------------------------------

ANNUAL REPORT

TEMPLETON INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in debt and equity securities worldwide. The Fund's equity component will generally be composed of dividend-yielding stocks on Templeton's approved list. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment grade and below investment grade corporate and emerging market debt securities.

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equity ..........................................................        56.8%
Fixed Income ....................................................        34.7%
Short-Term Investments & Other Net Assets .......................         8.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Income Fund's annual report for the period ended March 31, 2006.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A posted a +9.10% cumulative total return from inception on July 1, 2005, through March 31, 2006. The Fund outperformed its hybrid benchmark, an equally weighted combination of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report
and the Lehman Brothers (LB) Multiverse Index, which posted a cumulative total return of +8.39% for the same period./1 You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the period under review. Gross domestic product growth increased at a fair pace in each quarter during 2005 and in the first quarter of 2006 in the U.S., the euro zone and Japan, the world's three largest economic blocs. In spite of this economic strength and volatile food and energy prices, inflation was relatively subdued worldwide. Yet, in this environment some central banks continued to tighten monetary policy.

The U.S. Federal Reserve Board increased the federal funds target rate in six quarter-point increments to 4.75%. The European Central Bank raised short-term rates twice to 2.50%, after keeping them unchanged since June 2003. In March 2006, the Bank of Japan ended its deflation-fighting policy, which could allow short-term rates to increase from their effective zero percent rate. Even after these changes, interest rates remained at levels considered supportive of further economic growth. The possibility of future rate increases remains.

Robust economic growth sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates, led by copper, whose contract price rose 60% over the nine-month period./2 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

Notably, availability of cash and historically low interest rates fueled merger and acquisition activity, as well as leveraged buyouts and other corporate activity, which intensified during the period. In just the first quarter of 2006, the total value of global deals announced was $923 billion, almost 38% more than in the comparable period in 2005./3 About $416 billion (45%) was attributed to European companies, which have been the most active worldwide./3 In

1. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed-income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index. The indexes are unmanaged and include reinvestment of any income or distributions. The Fund's benchmark is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: New York Mercantile Exchange.

3. Source: "Big Deals Put Europe At M&A Center Stage," THE WALL STREET JOURNAL, 4/3/06.

                                                               Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/06

U.K                                           13.7%
U.S.                                          13.3%
Netherlands                                    4.5%
Canada                                         4.4%
Taiwan                                         4.0%
Australia                                      3.7%
Poland                                         3.6%
Indonesia                                      3.5%
South Korea                                    3.1%
Hong Kong                                      3.0%
Argentina                                      2.7%
Italy                                          2.5%
Finland                                        2.4%
Japan                                          2.3%
France                                         2.3%
Peru                                           2.1%
Brazil                                         2.0%
Other Countries                               18.4%
Short-Term Investments & Other Net Assets      8.5%

this environment, global equity markets performed strongly, particularly outside the U.S. As of March 31, 2006, the nine-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +25.88%, calculated in U.S. dollars./4 By comparison the nine-month total return for the MSCI USA Index was +10.56%./5 In contrast to the equity markets, global bond markets as measured by the LB Multiverse Index, declined as interest rates rose.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/ earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

MANAGER'S DISCUSSION

EQUITY

Dividends and the reinvestment of dividends made up almost 70% of total returns for the MSCI World Index since 1970./6 That large percentage can account for the increasing investor demand for yield. Fortuitously, that demand has come at a time when corporate free cash flow is at historically

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


6 | Annual Report
high levels, and payout ratios -- the percentage of earnings paid out by companies -- are at multi-decade lows. Consequently, while companies will most likely use some of that free cash flow to grow, we think the probability is high for rising dividends. Likewise, within the global bond universe, foreign bonds have provided substantial yield enhancement to bond portfolios over the past few years as U.S. real interest rates, though rising, have been low in a global context. At the same time, global liquidity and strong global economic growth have continued to reduce risk premiums in the developing markets. Within this environment, we are finding a wide breadth of income-yielding opportunities across all regions and industries.

Since the Fund's inception, the materials sector made the strongest contribution to the Fund's equity returns relative to its equity benchmark, the MSCI AC World Index./7 Materials stocks performed well in absolute terms, but more importantly the Fund benefited from its significant sector overweighting relative to the index. European paper and forest product stocks we purchased at low valuations offering more than 4% dividend yields earlier in the year finally began to attract attention. Companies like UPM-Kymmene and Stora Enso continued to cut costs, eliminate less efficient capacity and manage through a less robust demand cycle. Metals and mining stocks such as Alumina and Companhia Vale do Rio Doce, which we mentioned in the September 2005 semiannual report, also delivered strong results as commodity prices continued to rise steadily, benefiting from many years of underinvest-ment and limited supply.

Health care stocks, specifically pharmaceuticals, were the second-largest contributors to the Fund's relative performance. Pharmaceutical companies have been under pressure from patent expirations, generic competition, increased scrutiny by the FDA (Food and Drug Administration), a lack of new drugs in late development phases, and litigation. With our long-term view, we purchased stocks of companies such as GlaxoSmithKline, Merck and Bristol-Myers Squibb, which were at low absolute valuations and their dividend yields averaged about 4%. The market only recently began to recognize the potential of new drugs in early development phases and how cost cutting and restructuring can sustain reasonable earnings growth and support the dividends.

The Fund's U.S. exposure was heavily weighted in pharmaceutical and financial stocks./8 As the period progressed, financial stocks globally, and in particular U.S. banks, performed strongly, becoming a very meaningful contributor to the Fund's returns. Consequently, the Fund's U.S. holdings performed well

7. The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI.

8. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance and real estate in the SOI.


                                                               Annual Report | 7

TOP 5 EQUITY HOLDINGS
3/31/06

--------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                   1.6%
   DIVERSIFIED FINANCIAL SERVICES, U.S.
--------------------------------------------------------------------------------
Compass Group PLC                                                      1.5%
   HOTELS, RESTAURANTS & LEISURE, U.K.
--------------------------------------------------------------------------------
Bank of America Corp.                                                  1.4%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
Eni SpA                                                                1.4%
   OIL, GAS & CONSUMABLE FUELS, ITALY
--------------------------------------------------------------------------------
Merck & Co. Inc.                                                      1.3%
   PHARMACEUTICALS, U.S.
--------------------------------------------------------------------------------

later in the period. Unfortunately, the Fund's strong U.S.-based returns failed to help the Fund outperform its equity benchmark because of its significantly underweighted position in the U.S. Although U.S. companies do have some of the highest free cash flow yields, they do not pay out as much as many of their foreign peers, making many U.S. stocks less compelling holdings for the Fund because of its goal to generate current income. Average dividend yields in the U.S. were only about 1.8%, compared with average dividend yields of 2.7%, 2.5% and 2.8% for Europe, Asia ex-Japan and Latin America, respectively./9

The other region in which it has been difficult to identify value ideas, and even more difficult to identify value ideas that also offer a dividend yield, is Japan. The average dividend yield in Japan was 0.9%./9 As a result, the Fund was also significantly underweighted in Japan relative to its equity benchmark index. Although our Japanese holdings performed well, the limited selection of dividend-paying stocks made it difficult for the Fund to perform as well as a broader index of Japanese stocks. The good news is that the Japanese recovery is fueling operating and earnings growth and generating a lot of free cash flow, which we hope will result in higher dividends for Japanese companies' shareholders. We think there is plenty of room for improvement. Of the 369 Japanese companies in the MSCI AC World Index, only 39% offered greater than a 1% dividend yield, and the average payout ratio was only 20% versus the global average of 35%./9, 10

Overall, we are encouraged by the breadth of dividend-paying value ideas for the Fund. While in the short term, the income strategy has led to some under-performance relative to the Fund's equity benchmark, we believe longer-term prospects consistent with our strategy are confirmed by the fact that dividends have historically comprised almost 70% of overall equities' total returns.

9. Source: MSCI. Dividend yields as of 3/31/06.

10. Sources: MSCI; UBS Global Profit Picture..


8 | Annual Report

FIXED INCOME

Global bond markets weakened over the reporting period, with the LB Multiverse Index posting a return of -1.75%./11 The Fund benefited relative to its income benchmark, the LB Multiverse Index, from its overweighted positions in global treasury, high yield corporate and sovereign bond markets. Furthermore, relative Fund performance benefited from our underweighted positions in investment grade corporate bonds and the Japanese government bond market.

Regionally, our investments in non-Japan Asia, particularly in Indonesia and South Korea, contributed to the Fund's fixed income portfolio's outperformance of its income benchmark. The Indonesian bond market responded favorably to the central bank's maintaining its tight monetary policy. Inflation fell rapidly after the government increased administered fuel prices last fall to alleviate budgetary pressure. In Europe, the euro-zone bond market outperformed the broader global bond market, but our underweighted position dampened the Fund's relative performance. However, the Fund's overweighted positions in non-euro European bond markets such as Poland and Norway aided Fund performance, given these markets' outperformance of the broader market. Despite higher interest rates in Europe, we continued to find opportunities to take advantage of local interest rate reductions to benefit Fund performance. For example, the National Bank of Poland reduced interest rates 100 basis points (100 basis points equal one percentage point) during the period. Although Poland's economic growth began to accelerate, currency appreciation and excess capacity pushed inflation below the central bank's inflation target. The Canadian bond market also generated strong positive returns over the period and helped offset the negative impact to relative Fund performance from being underweighted in the U.S. Treasury market. Energy and commodity prices continued to underpin Canada's overall economy, and this high commodity price environment bolstered Canada's balance of payment position through higher exports and increased capital flows into the energy sector.

TOP 5 BOND HOLDINGS
3/31/06

--------------------------------------------------------------------------------
                                                      % OF TOTAL
                                                      NET ASSETS
--------------------------------------------------------------------------------
Government of Poland                                    3.6%
--------------------------------------------------------------------------------
Government of Indonesia                                 3.5%
--------------------------------------------------------------------------------
Government of Canada                                    2.8%
--------------------------------------------------------------------------------
Government of Argentina                                 2.7%
--------------------------------------------------------------------------------
Korea Treasury Note                                     2.5%
--------------------------------------------------------------------------------

11. Source: Standard & Poor's Micropal. Please see footnote 1 for a description of the LB Multiverse Index.

                                                               Annual Report | 9

Thank you for your participation in Templeton Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/ Lisa F. Myers
                   Lisa F. Myers, J.D., CFA


[PHOTO OMITTED]    /s/ Alex C. Calvo
                   Alex C. Calvo


[PHOTO OMITTED]    /s/ Michael Hasenstab
                   Michael Hasenstab, Ph.D.

                   Jeffrey A. Everett, CFA
                   Christopher J. Molumphy, CFA
                   Murdo Murchison, CFA

                   Portfolio Management Team
                   Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Annual Report

Performance Summary as of 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TINCX)                          CHANGE   3/31/06    7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.17     $2.67     $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-3/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.0535
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0012
--------------------------------------------------------------------------------
         TOTAL                        $0.0547
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                            CHANGE   3/31/06    7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.17     $2.67     $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-3/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.0487
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0012
--------------------------------------------------------------------------------
         TOTAL                        $0.0499
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                            CHANGE   3/31/06    7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.17     $2.67     $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-3/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.0494
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0012
--------------------------------------------------------------------------------
         TOTAL                        $0.0506
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE   3/31/06    7/1/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.17     $2.67     $2.50
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/05-3/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.0569
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0012
--------------------------------------------------------------------------------
         TOTAL                        $0.0581
--------------------------------------------------------------------------------

                                                              Annual Report | 11

PERFORMANCE/1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                                      INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                                           +9.10%
--------------------------------------------------------------------------------
Aggregate Total Return/3                                            +4.50%
--------------------------------------------------------------------------------
Value of $10,000 Investment/4                                     $10,450
--------------------------------------------------------------------------------
   Distribution Rate/5                4.77%
--------------------------------------------------------------------------------
   30-Day Standardized Yield/6        3.09%
--------------------------------------------------------------------------------
CLASS C                                                      INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                                           +8.89%
--------------------------------------------------------------------------------
Aggregate Total Return/3                                            +7.89%
--------------------------------------------------------------------------------
Value of $10,000 Investment/4                                     $10,789
--------------------------------------------------------------------------------
   Distribution Rate/5                4.65%
--------------------------------------------------------------------------------
   30-Day Standardized Yield/6        2.83%
--------------------------------------------------------------------------------
CLASS R                                                      INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                                           +8.92%
--------------------------------------------------------------------------------
Aggregate Total Return/3                                            +7.92%
--------------------------------------------------------------------------------
Value of $10,000 Investment/4                                     $10,792
--------------------------------------------------------------------------------
   Distribution Rate/5                4.81%
--------------------------------------------------------------------------------
   30-Day Standardized Yield/6        2.99%
--------------------------------------------------------------------------------
ADVISOR CLASS                                                INCEPTION (7/1/05)
--------------------------------------------------------------------------------
Cumulative Total Return/2                                           +9.24%
--------------------------------------------------------------------------------
Aggregate Total Return/3                                            +9.24%
--------------------------------------------------------------------------------
Value of $10,000 Investment/4                                     $10,924
--------------------------------------------------------------------------------
   Distribution Rate/5                5.21%
--------------------------------------------------------------------------------
   30-Day Standardized Yield/6        3.48%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT/1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/05-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                TEMPLETON
                                 INCOME
                                  FUND         MSCI AC    LB MULTIVERSE    50% MSCI AC WORLD/50%
           DATE                  CLASS A    WORLD INDEX/7     INDEX/7      LB MULTIVERSE INDEX/8
------------------------------------------------------------------------------------------------
         7/1/2005                $9,579        $10,000        $10,000             $10,000
        7/31/2005                $9,693        $10,372         $9,929             $10,151
        8/31/2005                $9,693        $10,456        $10,089             $10,273
        9/30/2005                $9,686        $10,774         $9,934             $10,351
       10/31/2005                $9,494        $10,485         $9,789             $10,137
       11/30/2005                $9,609        $10,873         $9,724             $10,290
       12/31/2005                $9,859        $11,143         $9,821             $10,469
        1/31/2006               $10,286        $11,694         $9,949             $10,796
        2/28/2006               $10,363        $11,681         $9,919             $10,774
        3/31/2006               $10,450        $11,932         $9,825             $10,839

      Total Returns              4.50%          19.32%         -1.75%              8.39%

AGGREGATE TOTAL RETURN/3

--------------------------------------
CLASS A                        3/31/06
--------------------------------------
Since Inception (7/1/05)        +4.50%
--------------------------------------

CLASS C (7/1/05-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                TEMPLETON
                                 INCOME
                                  FUND         MSCI AC    LB MULTIVERSE    50% MSCI AC WORLD/50%
           DATE                  CLASS C    WORLD INDEX/7     INDEX/7      LB MULTIVERSE INDEX/8
------------------------------------------------------------------------------------------------
         7/1/2005                $10,000         $10,000      $10,000             $10,000
         7/31/2005               $10,120         $10,372       $9,929             $10,151
         8/31/2005               $10,120         $10,456      $10,089             $10,273
         9/30/2005               $10,111         $10,774      $9,934              $10,351
        10/31/2005                $9,910         $10,485      $9,789              $10,137
        11/30/2005               $10,030         $10,873      $9,724              $10,290
        12/31/2005               $10,279         $11,143      $9,821              $10,469
         1/31/2006               $10,724         $11,694      $9,949              $10,796
         2/28/2006               $10,805         $11,681      $9,919              $10,774
         3/31/2006               $10,789         $11,932      $9,825              $10,839

       Total Returns              7.89%           19.32%      -1.75%               8.39%

AGGREGATE TOTAL RETURN/3

--------------------------------------
CLASS C                        3/31/06
--------------------------------------
Since Inception (7/1/05)        +7.89%
--------------------------------------

Annual Report | 13

AGGREGATE TOTAL RETURN /

--------------------------------------
CLASS R                        3/31/06
--------------------------------------
Since Inception (7/1/05)        +7.92%
--------------------------------------

CLASS R (7/1/05-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                TEMPLETON
                                 INCOME
                                  FUND         MSCI AC    LB MULTIVERSE    50% MSCI AC WORLD/50%
           DATE                  CLASS R    WORLD INDEX/7     INDEX/7      LB MULTIVERSE INDEX/8
------------------------------------------------------------------------------------------------
           7/1/2005              $10,000         $10,000      $10,000             $10,000
          7/31/2005              $10,120         $10,372       $9,929             $10,151
          8/31/2005              $10,120         $10,456      $10,089             $10,273
          9/30/2005              $10,111         $10,774       $9,934             $10,351
         10/31/2005               $9,911         $10,485       $9,789             $10,137
         11/30/2005              $10,031         $10,873       $9,724             $10,290
         12/31/2005              $10,279         $11,143       $9,821             $10,469
          1/31/2006              $10,724         $11,694       $9,949             $10,796
          2/28/2006              $10,805         $11,681       $9,919             $10,774
          3/31/2006              $10,792         $11,932       $9,825             $10,839

        Total Returns             7.92%          19.32%        -1.75%              8.39%

AGGREGATE TOTAL RETURN/3

--------------------------------------
ADVISOR CLASS                  3/31/06
--------------------------------------
Since Inception (7/1/05)        +9.24%
--------------------------------------

ADVISOR CLASS (7/1/05-3/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                TEMPLETON
                                 INCOME
                                  FUND          MSCI AC     LB MULTIVERSE   50% MSCI AC WORLD/50%
           DATE               ADVISOR CLASS  WORLD INDEX/7     INDEX/7      LB MULTIVERSE INDEX/8
------------------------------------------------------------------------------------------------
           7/1/2005              $10,000         $10,000      $10,000             $10,000
          7/31/2005              $10,120         $10,372       $9,929             $10,151
          8/31/2005              $10,120         $10,456      $10,089             $10,273
          9/30/2005              $10,155         $10,774       $9,934             $10,351
         10/31/2005               $9,914         $10,485       $9,789             $10,137
         11/30/2005              $10,035         $10,873       $9,724             $10,290
         12/31/2005              $10,302         $11,143       $9,821             $10,469
          1/31/2006              $10,789         $11,694       $9,949             $10,796
          2/28/2006              $10,829         $11,681       $9,919             $10,774
          3/31/2006              $10,924         $11,932       $9,825             $10,839

        Total Returns             9.24%           19.32%       -1.75%              8.39%


14 | Annual Report

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager, subadvisor and administrator have agreed in advance to limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund. If the manager, subadvisor and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.96%, 2.69%, 2.85% and 3.34% for Classes A, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the period indicated and does not include a sales charge.

3. Aggregate total return represents the change in value of an investment over the period indicated and includes any applicable maximum sales charge. Because the Fund has existed for less than one year, average annual total returns are not provided.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated and include any applicable maximum sales charge.

5. Distribution rate is based on the respective class's quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/06.

7. Source: Standard & Poor's Micropal. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The LB Multiverse Index provides a broad-based measure of the international fixed-income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index.

8. Source: Standard & Poor's Micropal. Please see footnote 7 for descriptions of the MSCI AC World Index and the LB Multiverse Index. The hybrid index is currently weighted 50% for the MSCI AC World Index and 50% for the LB Multiverse Index and is rebalanced monthly.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 10/1/05          VALUE 3/31/06        PERIOD* 10/1/05-3/31/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,078.80                   $6.27
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.90                   $6.09
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,077.00                   $8.34
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,016.90                   $8.10
-----------------------------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,077.20                   $7.61
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,017.60                   $7.39
-----------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,075.70                   $5.02
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,020.09                   $4.89
-----------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.21%; C: 1.61%; R: 1.47%; and Advisor: 0.97%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

                                                              Annual Report | 17

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                               ----------------
                                                                 PERIOD ENDED
CLASS A                                                        MARCH 31, 2006/c
                                                               -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .........................      $  2.50
                                                                    -------
Income from investment operations:
 Net investment income/a .....................................         0.07
 Net realized and unrealized gains (losses) ..................         0.15
                                                                    -------
Total from investment operations .............................         0.22
                                                                    -------
Less distributions from:
 Net investment income .......................................        (0.05)
 Net realized gains ..........................................           --/d
                                                                    -------
Total distibutions ...........................................        (0.05)
                                                                    -------
Redemption fees ..............................................           --/e
                                                                    -------
Net asset value, end of period ...............................      $  2.67
                                                                    =======

Total return/b ...............................................         9.10%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $83,674
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............         1.51%/f,g
 Expenses net of waiver and payments by affiliate ............         1.20%/f,g
 Net investment income .......................................         3.76%/f
Portfolio turnover rate ......................................         5.84%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c For the period July 1, 2005 (commencement of operations) to March 31, 2006.

d The Fund made a capital gain distribution of $(0.0012).

e Amount is less than $0.01 per share.

f Annualized.

g Benefit of expense reduction is less than 0.01%.


18 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND (CONTINUED)

                                                              ----------------
                                                                PERIOD ENDED
CLASS C                                                       MARCH 31, 2006c
                                                              ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................       $  2.50
                                                                   -------
Income from investment operations:
 Net investment income/a ...................................          0.06
 Net realized and unrealized gains (losses) ................          0.16
                                                                   -------
Total from investment operations ...........................          0.22
                                                                   -------
Less distributions from:
 Net investment income .....................................         (0.05)
 Net realized gains ........................................            --/d
                                                                   -------
Total distibutions .........................................         (0.05)
                                                                   -------
Redemption fees ............................................            --/e
                                                                   -------
Net asset value, end of period .............................       $  2.67
                                                                   =======

Total return/b .............................................          8.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................       $42,794
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ..........          1.91%/f,g
 Expenses net of waiver and payments by affiliate ..........          1.60%/f,g
 Net investment income .....................................          3.36%/f
Portfolio turnover rate ....................................          5.84%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges and is not annualized for periods less than one year.

c For the period July 1, 2005 (commencement of operations) to March 31, 2006.

d The Fund made a capital gain distribution of $(0.0012).

e Amount is less than $0.01 per share.

f Annualized.

g Benefit of expense reduction is less than 0.01%.

                         Annual Report | See notes to financial statements. | 19

Templeton Global Investment Trust

TEMPLETON INCOME FUND (CONTINUED)

                                                               ----------------
                                                                 PERIOD ENDED
CLASS R                                                        MARCH 31, 2006/c
                                                               ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................       $  2.50
                                                                    -------
Income from investment operations:
 Net investment income/a ....................................          0.06
 Net realized and unrealized gains (losses) .................          0.16
                                                                    -------
Total from investment operations ............................          0.22
                                                                    -------
Less distributions from:
 Net investment income ......................................         (0.05)
 Net realized gains .........................................            --/d
                                                                    -------
Total distibutions ..........................................         (0.05)
                                                                    -------
Redemption fees .............................................            --/e
                                                                    -------
Net asset value, end of period ..............................          2.67
                                                                    =======

Total return/b ..............................................          8.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................       $   395
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ...........          1.76%/f,g
 Expenses net of waiver and payments by affiliate ...........          1.45%/f,g
 Net investment income ......................................          3.51%/f
Portfolio turnover rate .....................................          5.84%

a  Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

d  The Fund made a capital gain distribution of $(0.0012).

e  Amount is less than $0.01 per share.

f  Annualized.

g  Benefit of expense reduction is less than 0.01%.


20 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND (CONTINUED)

                                                                ----------------
                                                                 PERIOD ENDED
ADVISOR CLASS                                                   MARCH 31, 2006/c
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................      $  2.50
                                                                    -------
Income from investment operations:
 Net investment income/a .....................................         0.08
 Net realized and unrealized gains (losses) ..................         0.15
                                                                    -------
Total from investment operations .............................         0.23
                                                                    -------

Less distributions from:
 Net investment income .......................................        (0.06)
 Net realized gains ..........................................           --/d
                                                                    -------
Total distibutions ...........................................        (0.06)
                                                                    -------
Redemption fees ..............................................           --/e
                                                                    -------
Net asset value, end of period ...............................      $  2.67
                                                                    =======

Total return/b ...............................................         9.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $ 1,259
Ratios to average net assets:
 Expenses before waiver and payments by affiliate ............         1.26%/f,g
 Expenses net of waiver and payments by affiliate ............         0.95%/f,g
 Net investment income .......................................         4.01%/f
Portfolio turnover rate ......................................         5.84%

a  Based on average daily shares outstanding.

b  Total return is not annualized for periods less than one year.

c  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

d  The Fund made a capital gain distribution of $(0.0012).

e  Amount is less than $0.01 per share.

f  Annualized.

g  Benefit of expense reduction is less than 0.01%.

                         Annual Report | See notes to financial statements. | 21

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2006

--------------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                               INDUSTRY                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 91.5%
  COMMON STOCKS 55.3%
  AUSTRALIA 2.5%
  Alumina Ltd. ....................               Metals & Mining                  143,338    $  760,223
  National Australia Bank Ltd. ....               Commercial Banks                  52,904     1,427,550
  PaperlinX Ltd. ..................           Paper & Forest Products              227,275       613,274
  Qantas Airways Ltd. .............                   Airlines                     155,297       393,484
                                                                                              ----------
                                                                                               3,194,531
                                                                                              ----------
  BELGIUM 0.4%
  Agfa Gevaert NV .................         Leisure Equipment & Products            25,610       487,777
                                                                                              ----------
  BERMUDA 0.9%
  XL Capital Ltd., A ..............                  Insurance                      17,200     1,102,692
                                                                                              ----------
  CANADA 0.8%
  BCE Inc. ........................    Diversified Telecommunication Services       43,500     1,047,874
                                                                                              ----------
  CHINA 0.7%
  Travelsky Technology Ltd., H ....                 IT Services                    830,000       882,472
                                                                                              ----------
  FINLAND 2.4%
  Stora Enso OYJ, R ...............           Paper & Forest Products               98,020     1,508,265
  UPM-Kymmene OYJ .................           Paper & Forest Products               65,540     1,548,461
                                                                                              ----------
                                                                                               3,056,726
                                                                                              ----------
  FRANCE 2.1%
  France Telecom SA ...............    Diversified Telecommunication Services       73,870     1,661,137
  Total SA, B .....................         Oil, Gas & Consumable Fuels              2,270       598,747
  Valeo SA ........................               Auto Components                   11,110       464,535
                                                                                              ----------
                                                                                               2,724,419
                                                                                              ----------
  GERMANY 1.8%
  BASF AG .........................                  Chemicals                       3,240       253,907
  Deutsche Post AG ................           Air Freight & Logistics               32,260       806,349
  E.ON AG .........................              Electric Utilities                  5,900       649,436
  Siemens AG ......................           Industrial Conglomerates               5,870       547,133
                                                                                              ----------
                                                                                               2,256,825
                                                                                              ----------
  HONG KONG 3.0%
  Bank of East Asia Ltd. ..........               Commercial Banks                 345,668     1,249,572
  Cheung Kong (Holdings) Ltd. .....                 Real Estate                      8,000        84,800
  Hopewell Holdings Ltd. ..........        Transportation Infrastructure           317,000       919,202
  Hutchison Whampoa Ltd. ..........           Industrial Conglomerates             114,000     1,045,319
a Prosperity REIT .................                 Real Estate                        250            68
  Yue Yuen Industrial Holdings Ltd.       Textiles, Apparel & Luxury Goods         208,500       613,990
                                                                                              ----------
                                                                                               3,912,951
                                                                                              ----------
  ITALY 2.4%
  Eni SpA .........................         Oil, Gas & Consumable Fuels             61,535     1,750,570
  UniCredito Italiano SpA .........               Commercial Banks                 179,836     1,299,710
                                                                                              ----------
                                                                                               3,050,280
                                                                                              ----------


22 | Annual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                  INDUSTRY                      SHARES         VALUE
-----------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  JAPAN 2.3%
  Nintendo Co. Ltd. ..................                   Software                       6,300    $  942,176
  Takeda Pharmaceutical Co. Ltd. .....               Pharmaceuticals                   25,200     1,436,819
  Tamron Co. Ltd. ....................         Leisure Equipment & Products            36,400       593,856
                                                                                                 ----------
                                                                                                  2,972,851
                                                                                                 ----------
  MEXICO 0.6%
  Telefonos de Mexico SA de CV, L, ADR    Diversified Telecommunication Services       37,210       836,481
                                                                                                 ----------
  NETHERLANDS 4.5%
  Akzo Nobel NV ......................                  Chemicals                      16,360       867,995
  ING Groep NV .......................               Capital Markets                   38,660     1,526,999
  Reed Elsevier NV ...................                    Media                       110,480     1,583,535
  Unilever NV ........................                Food Products                    17,990     1,248,950
  VNU NV .............................                    Media                        17,120       556,524
                                                                                                 ----------
                                                                                                  5,784,003
                                                                                                 ----------
  PORTUGAL 0.6%
  Portugal Telecom SGPS SA ...........    Diversified Telecommunication Services       60,570       734,600
                                                                                                 ----------
  SINGAPORE 0.4%
  Venture Corp. Ltd. .................      Electronic Equipment & Instruments         64,000       506,978
                                                                                                 ----------
  SOUTH AFRICA 1.6%
  Old Mutual PLC .....................                  Insurance                     439,140     1,534,533
  Sappi Ltd., ADR ....................           Paper & Forest Products               35,870       529,082
                                                                                                 ----------
                                                                                                  2,063,615
                                                                                                 ----------
  SOUTH KOREA 0.6%
  Shinhan Financial Group Co. Ltd. ...               Commercial Banks                  17,590       787,490
                                                                                                 ----------
  SPAIN 0.6%
  Gamesa Corp. Tecnologica SA ........    Diversified Telecommunication Services       11,938       229,545
b Gamesa Corp. Tecnologica SA, 144A ..    Diversified Telecommunication Services       27,687       532,368
                                                                                                 ----------
                                                                                                    761,913
                                                                                                 ----------
  SWEDEN 0.8%
  Electrolux AB, B ...................              Household Durables                 11,880       340,901
  Nordea Bank AB .....................               Commercial Banks                  57,970       716,373
                                                                                                 ----------
                                                                                                  1,057,274
                                                                                                 ----------
  TAIWAN 4.0%
  Chunghwa Telecom Co. Ltd., ADR .....    Diversified Telecommunication Services       69,078     1,353,238
  Compal Electronics Inc. ............           Computers & Peripherals            1,130,000     1,154,234
b Compal Electronics Inc., GDR, 144A .           Computers & Peripherals                3,223        16,695
  Lite-On Technology Corp. ...........           Computers & Peripherals              464,960       644,703
  Mega Financial Holding Co. Ltd. ....               Commercial Banks               2,207,000     1,662,697
  Test-Rite International Co. Ltd. ...                 Distributors                   421,000       286,037
                                                                                                 ----------
                                                                                                  5,117,604
                                                                                                 ----------

                                                              Annual Report | 23

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                         INDUSTRY                     SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  COMMON STOCKS (CONTINUED)
  THAILAND 0.8%
  Krung Thai Bank Public Co. Ltd., fgn .......              Commercial Banks              3,678,200   $ 1,031,315
                                                                                                      -----------
  UNITED KINGDOM 13.6%
  Boots Group PLC ............................          Food & Staples Retailing             75,513       943,387
  BP PLC .....................................        Oil, Gas & Consumable Fuels            98,865     1,134,700
  Cadbury Schweppes PLC ......................               Food Products                   54,605       542,333
  Centrica PLC ...............................              Multi-Utilities                 244,940     1,197,224
  Compass Group PLC ..........................       Hotels, Restaurants & Leisure          471,820     1,869,926
  Electrocomponents PLC ......................     Electronic Equipment & Instruments       204,700       995,206
  Game Group PLC .............................              Specialty Retail                 10,716        15,118
  GlaxoSmithKline PLC ........................              Pharmaceuticals                  52,012     1,359,181
  HSBC Holdings PLC ..........................              Commercial Banks                 86,742     1,452,137
  Kingfisher PLC .............................              Specialty Retail                 75,960       315,884
  Marks & Spencer Group PLC ..................              Multiline Retail                 44,960       434,439
  Pearson PLC ................................                   Media                       90,760     1,257,577
a Rolls-Royce Group PLC ......................            Aerospace & Defense                19,720       156,823
a Rolls-Royce Group PLC, B ...................            Aerospace & Defense             1,060,936         1,879
  Royal Bank of Scotland Group PLC ...........              Commercial Banks                 44,483     1,446,669
  Royal Dutch Shell PLC, B ...................        Oil, Gas & Consumable Fuels            37,561     1,221,552
  Tesco PLC ..................................          Food & Staples Retailing            128,267       734,964
  Vodafone Group PLC .........................    Wireless Telecommunication Services       764,154     1,598,841
  Yule Catto & Company PLC ...................                 Chemicals                    147,868       736,232
                                                                                                      -----------
                                                                                                       17,414,072
                                                                                                      -----------
  UNITED STATES 7.9%
  Bank of America Corp. ......................              Commercial Banks                 40,100     1,826,154
  Bristol-Myers Squibb Co. ...................              Pharmaceuticals                  63,500     1,562,735
  Dow Chemical Co. ...........................                 Chemicals                     38,787     1,574,752
  JPMorgan Chase & Co. .......................       Diversified Financial Services          48,626     2,024,787
  Merck & Co. Inc. ...........................              Pharmaceuticals                  47,506     1,673,636
  Pfizer Inc. ................................              Pharmaceuticals                  20,242       504,431
  Pier 1 Imports Inc. ........................              Specialty Retail                 78,760       914,404
                                                                                                      -----------
                                                                                                       10,080,899
                                                                                                      -----------
  TOTAL COMMON STOCKS (COST $66,301,462) .....                                                         70,865,642
                                                                                                      -----------
  PREFERRED STOCKS 1.5%
  BRAZIL 1.5%
  Companhia Vale do Rio Doce, ADR, pfd., A ...              Metals & Mining                  20,370       880,595
  Tele Norte Leste Participacoes SA, ADR, pfd    Diversified Telecommunication Services      67,120     1,119,562
                                                                                                      -----------
  TOTAL PREFERRED STOCKS (COST $1,752,737) ...                                                          2,000,157
                                                                                                      -----------

                                                                                          ---------
                                                                                          PRINCIPAL
                                                                                           AMOUNT c
                                                                                          ---------
  CORPORATE BONDS & NOTES 6.5%
  BERMUDA 0.1%
  Intelsat Bermuda Ltd., senior note, 8.50%, 1/15/13 .......                                100,000   $   102,250
                                                                                                      -----------


24 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                      PRINCIPAL AMOUNT c    VALUE
------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  CANADA 0.3%
  Abitibi-Consolidated Co. of Canada, senior note,
   8.375%, 4/01/15 ....................................            50,000         $ 49,000
  CanWest Media Inc., senior sub. note,
   8.00%, 9/15/12 .....................................            50,000           51,500
b Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .....           150,000          144,750
b Quebecor Media Inc., senior note, 144A,
   7.75%, 3/15/16 .....................................           100,000          103,250
  Rogers Wireless Inc., senior secured note,
   7.25%, 12/15/12 ....................................           100,000          105,875
                                                                                  --------
                                                                                   454,375
                                                                                  --------
  CAYMAN ISLANDS 0.1%
b Solectron Corp., senior sub. note, 144A,
   8.00%, 3/15/16 .....................................           100,000          100,750
                                                                                  --------
  FRANCE 0.1%
  Rhodia SA, senior note, 10.25%, 6/01/10 .............            64,000           72,080
                                                                                  --------
  GERMANY 0.1%
b Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ..            100,000           99,750
  KfW Bankengruppe, 8.25%, 9/20/07 ....................         8,000,000 ISK      109,393
                                                                                  --------
                                                                                   209,143
                                                                                  --------
  IRISH REPUBLIC 0.1%
  JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ...           100,000           94,500
                                                                                  --------
  ITALY 0.1%
b Wind Acquisition Finance SA, senior note, 144A,
   10.75%, 12/01/15 ...................................           100,000          108,500
                                                                                  --------
  LUXEMBOURG 0.1%
  Millicom International Cellular SA, senior note,
   10.00%, 12/01/13 ...................................           100,000          111,250
                                                                                  --------
  UNITED KINGDOM 0.1%
  Inmarsat Finance PLC, senior note, zero cpn
   to 11/15/08, 10.375% thereafter, 11/15/12 ..........           100,000           85,500
b Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ....            50,000           53,375
                                                                                  --------
                                                                                   138,875
                                                                                  --------
  UNITED STATES 5.4%
b Allegheny Energy Supply Co. LLC, 144A,
   8.25%, 4/15/12 .....................................            50,000           55,063
  Allied Waste North America Inc., senior secured note,
   B, 5.75%, 2/15/11 ..................................           100,000           95,750
  AMC Entertainment Inc., senior sub. note,
   9.875%, 2/01/12 ....................................           100,000           99,000
  Aquila Inc., senior note, 9.95%, 2/01/11 ............            50,000           55,625
  BCP Crystal Holdings Corp., senior sub. note,
   9.625%, 6/15/14 ....................................           100,000          111,250


                                                              Annual Report | 25

Templeton Global Investment Trust

------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                      PRINCIPAL AMOUNT c    VALUE
------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  UNITED STATES (CONTINUED)
  Boyd Gaming Corp., senior sub. note,
   6.75%, 4/15/14 .....................................            50,000         $ 50,125
  Cablevision Systems Corp., senior note, B,
   8.00%, 4/15/12 .....................................            50,000           49,000
b Case New Holland Inc., senior note, 144A,
   7.125%, 3/01/14 ....................................            50,000           49,625
  Case New Holland Inc., senior note,
   9.25%, 8/01/11 .....................................           100,000          107,250
  CCH II LLC, senior note, 10.25%, 9/15/10 ............           150,000          148,125
  Chesapeake Energy Corp., senior note,
   6.25%, 1/15/18 .....................................           150,000          147,375
  Commercial Vehicle Group Inc., senior note,
   8.00%, 7/01/13 .....................................            50,000           50,250
b Copano Energy LLC, senior note, 144A,
   8.125%, 3/01/16 ....................................           100,000          104,000
b Crown Americas Inc., senior note, 144A,
   7.75%, 11/15/15 ....................................           100,000          104,250
  CSC Holdings Inc., senior deb., 7.625%, 7/15/18 .....            50,000           49,688
  D.R. Horton Inc., senior note, 7.875%, 8/15/11 ......            50,000           53,754
  DaVita Inc., senior sub. note, 7.25%, 3/15/15 .......            50,000           50,500
  Dex Media West LLC, senior sub. note,
   9.875%, 8/15/13 ....................................           100,000          111,125
  DIRECTV Holdings LLC, senior note,
   6.375%, 6/15/15 ....................................           100,000           99,250
  Dobson Cellular Systems Inc., senior secured note,
   9.875%, 11/01/12 ...................................            50,000           54,875
  DRS Technologies Inc., senior sub. note,
   7.625%, 2/01/18 ....................................           100,000          103,500
b Dynegy Holdings Inc.,
    senior secured note, 144A, 10.125%, 7/15/13 .......           100,000          114,695
    senior note, 144A, 8.375%, 5/01/16 ................            75,000           75,000
b EchoStar DBS Corp., senior note, 144A,
   7.125%, 2/01/16 ....................................            50,000           49,438
  EchoStar DBS Corp., senior note,
   6.375%, 10/01/11 ...................................           100,000           98,250
  El Paso Corp., senior note, 7.875%, 6/15/12 .........           150,000          156,937
  El Paso Natural Gas Co., senior note, A,
   7.625%, 8/01/10 ....................................            50,000           52,375
  Emmis Operating Co., senior sub. note,
   6.875%, 5/15/12 ....................................           100,000           97,000
  Ford Motor Credit Co., 5.625%, 10/01/08 .............           100,000           91,501
  Forest City Enterprises Inc., senior note,
   7.625%, 6/01/15 ....................................            50,000           53,000
  Fresenius Medical Care Capital Trust,
   7.875%, 6/15/11 ....................................            50,000           53,250
  General Motors Acceptance Corp.,
     6.875%, 9/15/11 ..................................            50,000           46,655
     6.875%, 8/28/12 ..................................           200,000          184,734


 26 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                      PRINCIPAL AMOUNT c    VALUE
------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS & NOTES (CONTINUED)
  UNITED STATES (CONTINUED)
  Graphic Packaging International Corp., senior note,
   8.50%, 8/15/11 .....................................           100,000         $ 99,500
b GSC Holdings Corp., senior note, 144A,
   8.00%, 10/01/12 ....................................           100,000           99,750
  Hanover Compressor Co., senior note,
   7.50%, 4/15/13 .....................................            50,000           50,250
  HCA Inc.,
     senior note, 8.75%, 9/01/10 ......................            75,000           81,725
     6.50%, 2/15/16 ...................................            75,000           73,444
b Hertz Corp., senior note, 144A, 8.875%, 1/01/14 .....            75,000           78,187
  Host Marriott LP, senior note, M, 7.00%, 8/15/12 ....           150,000          153,937
  JohnsonDiversey Inc., senior sub. note, B,
   9.625%, 5/15/12 ....................................           100,000          103,125
  KB Home, senior note, 6.25%, 6/15/15 ................           100,000           93,911
b L-3 Communications Corp., senior sub. note, 144A
   5.875%, 1/15/15 ....................................            50,000           47,875
b L-3 Communications Corp., senior sub. note, 144A
   6.375%, 10/15/15 ...................................           100,000           99,000
  Lamar Media Corp., senior sub. note,
   6.625%, 8/15/15 ....................................            50,000           50,000
  Liberty Media Corp., senior note,
   5.70%, 5/15/13 .....................................           150,000          140,236
  LIN Television Corp., senior sub. note,
   6.50%, 5/15/13 .....................................           100,000           94,500
  Markwest Energy Partners LP, senior note,
   6.875%, 11/01/14 ...................................            50,000           47,500
b Massey Energy Co., senior note, 144A,
   6.875%, 12/15/13 ...................................           100,000           98,500
  MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 .......           150,000          148,312
  Midwest Generation LLC, senior secured note,
   8.75%, 5/01/34 .....................................            50,000           54,375
b Mirant North America LLC, senior note, 144A,
   7.375%, 12/31/13 ...................................           100,000          102,500
  Nalco Co., senior sub. note, 8.875%, 11/15/13 .......           100,000          104,500
  Nortek Inc., senior sub. note, 8.50%, 9/01/14 .......           100,000          102,250
  NRG Energy Inc., senior note, 7.375%, 2/01/16 .......           100,000          102,375
  Owens-Brockway Glass Container Inc., senior note,
   6.75%, 12/01/14 ....................................           100,000           98,250
  Peabody Energy Corp., senior note, B,
   6.875%, 3/15/13 ....................................            50,000           51,000
  Pinnacle Entertainment Inc., senior sub. note,
   8.75%, 10/01/13 ....................................           100,000          108,250
  Plains Exploration & Production Co., senior note,
   7.125%, 6/15/14 ....................................            50,000           51,625
  Pogo Producing Co., senior sub. note,
   6.875%, 10/01/17 ...................................           100,000           99,250
e Qwest Communications International Inc.,
   senior note, FRN, 7.50%, 2/15/14 ...................           100,000          103,500
b R.H. Donnelley Corp., senior note, 144A,
   8.875%, 1/15/16 ....................................           100,000          104,500


                                                              Annual Report | 27

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                            PRINCIPAL AMOUNT c   VALUE
------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES (CONTINUED)
    UNITED STATES (CONTINUED)
    Radio One Inc., senior sub. note, 6.375%, 2/15/13 ...                100,000      $   95,500
    Rite Aid Corp., senior note, 9.25%, 6/01/13 .........                100,000          98,000
    Royal Caribbean Cruises Ltd., senior deb.,
     7.25%, 3/15/18 .....................................                100,000         105,286
    Sanmina-SCI Corp., senior sub. note,
     8.125%, 3/01/16 ....................................                100,000         101,500
    Simmons Bedding Co., senior sub. note,
     7.875%, 1/15/14 ....................................                 50,000          48,625
    Smithfield Foods Inc., senior note, 7.00%, 8/01/11 ..                100,000         100,000
    Spectrum Brands Inc., senior sub. note,
     7.375%, 2/01/15 ....................................                100,000          87,500
    Station Casinos Inc., senior sub. note,
     6.875%, 3/01/16 ....................................                100,000         101,000
  b SunGard Data Systems Inc., senior note, 144A,
     9.125%, 8/15/13 ....................................                100,000         106,250
    Tenet Healthcare Corp., senior note,
     6.375%, 12/01/11 ...................................                100,000          90,750
    TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...                 50,000          54,313
    TXU Corp., senior note, 5.55%, 11/15/14 .............                150,000         141,059
    UGS Corp., senior sub. note, 10.00%, 6/01/12 ........                 50,000          55,250
    United Rentals North America Inc., senior sub. note,
     7.75%, 11/15/13 ....................................                100,000         100,500
    Vanguard Health Holding Co. II LLC, senior sub. note,
     9.00%, 10/01/14 ....................................                 50,000          51,375
    William Lyon Homes Inc., senior note,
     7.625%, 12/15/12 ...................................                 50,000          43,750
    Xerox Corp., senior note, 7.125%, 6/15/10 ...........                 50,000          52,000
                                                                                      ----------
                                                                                       6,897,000
                                                                                      ----------
    TOTAL CORPORATE BONDS & NOTES
      (COST $8,257,603) .................................                              8,288,723
                                                                                      ----------
    FOREIGN GOVERNMENT SECURITIES 28.2%
    ARGENTINA 2.7%
d,e Government of Argentina, FRN, 3.01%, 8/03/12 ........              4,275,000       3,482,397
                                                                                      ----------
    AUSTRALIA 1.2%
    New South Wales Treasury Corp.,
      6.50%, 5/01/06 ....................................                 90,000 AUD      64,460
      8.00%, 3/01/08 ....................................                845,000 AUD     631,668
    Queensland Treasury Corp., 6.00%,
      8/14/13 ...........................................                350,000 AUD     257,496
      10/14/15 ..........................................                745,000 AUD     547,418
                                                                                      ----------
                                                                                       1,501,042
                                                                                      ----------
    AUSTRIA 1.8%
    Government of Austria,
      9.00%, 9/15/06 ....................................            157,000,000 ISK   2,167,693


28 | Annual Report

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                           PRINCIPAL AMOUNT c    VALUE
------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT SECURITIES (CONTINUED)
  AUSTRIA (CONTINUED)
  Government of Austria, (continued)
     5.00%, 7/15/12 .....................................              5,000 EUR      $    6,502
     4.65%, 1/15/18 .....................................             55,000 EUR          71,576
                                                                                      ----------
                                                                                       2,245,771
                                                                                      ----------
  BRAZIL 0.5%
d Government of Brazil, FRN,
     10.271%, 6/29/09 ...................................                425,000         493,531
     4.313%, 4/15/12 ....................................                137,650         137,607
                                                                                      ----------
                                                                                         631,138
                                                                                      ----------
  CANADA 3.3%
  Government of Canada,
     7.00%, 12/01/06 ....................................            550,000 CAD         480,013
     7.25%, 6/01/07 .....................................            700,000 CAD         621,152
     6.00%, 6/01/08 .....................................            315,000 CAD         280,862
     10.00%, 6/01/08 ....................................          2,250,000 CAD       2,163,911
     Province of Ontario, 7.75%, 7/24/06 ................            760,000 CAD         658,374
                                                                                      ----------
                                                                                       4,204,312
                                                                                      ----------
  FINLAND 0.0% f
  Government of Finland, 5.375%, 7/04/13 ................             10,000 EUR          13,380
                                                                                      ----------
  FRANCE 0.1%
  Government of France,
     4.25%, 04/25/19 ....................................             25,000 EUR          31,420
     6.00%, 10/25/25 ....................................             70,000 EUR         107,575
                                                                                      ----------
                                                                                         138,995
                                                                                      ----------
  GERMANY 0.0% f
  Government of Germany, 3.75%, 7/04/13 .................             15,000 EUR          18,219
                                                                                      ----------
  GREECE 0.0% f
  Government of the Hellenic Republic,
     4.60%, 5/20/13 .....................................              5,000 EUR           6,320
     5.90%, 10/22/22 ....................................              5,000 EUR           7,222
                                                                                      ----------
                                                                                          13,542
                                                                                      ----------
  ICELAND 0.3%
  Inter-American Development Bank, 9.00%, 1/04/07 .......         28,500,000 ISK         392,484
                                                                                      ----------
  INDONESIA 3.5%
  Government of Indonesia,
     13.15%, 3/15/10 ....................................        500,000,000 IDR          57,225
     15.425%, 9/15/10 ...................................      1,550,000,000 IDR         191,042
     10.00%, 10/15/11 ...................................      3,375,000,000 IDR         342,161
     13.15%, 1/15/12 ....................................      2,700,000,000 IDR         310,498
     11.00%, 12/15/12 ...................................        100,000,000 IDR          10,468


                                                              Annual Report | 29

Templeton Global Investment Trust

-------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                       PRINCIPAL AMOUNT c         VALUE
-------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT SECURITIES (CONTINUED)
  INDONESIA (CONTINUED)
  Government of Indonesia, (continued)
      14.25%, 6/15/13 ...................................      10,805,000,000 IDR      $1,311,832
      14.275%, 12/15/13 .................................       2,615,000,000 IDR         317,990
      11.00%, 10/15/14 ..................................         980,000,000 IDR         101,645
      9.50%, 6/15/15 ....................................       4,937,000,000 IDR         465,204
      10.75%, 5/15/16 ...................................       3,050,000,000 IDR         308,373
      10.00%, 7/15/17 ...................................       4,156,000,000 IDR         396,757
      11.00%, 11/15/20 ..................................       5,050,000,000 IDR         505,723
      12.80%, 6/15/21 ...................................         625,000,000 IDR          70,870
      12.90%, 6/15/22 ...................................         625,000,000 IDR          71,015
                                                                                       ----------
                                                                                        4,460,803
                                                                                       ----------
  IRELAND 0.0% f
  Government of Ireland,
      5.00%, 4/18/13 ....................................               5,000 EUR           6,542
      4.60%, 4/18/16 ....................................               5,000 EUR           6,467
                                                                                       ----------
                                                                                           13,009
                                                                                       ----------
  MALAYSIA 0.8%
  Government of Malaysia,
      8.60%, 12/01/07 ...................................           1,200,000 MYR         352,230
      6.45%, 7/01/08 ....................................           2,075,000 MYR         597,497
      4.305%, 2/27/09 ...................................             285,000 MYR          78,893
                                                                                       ----------
                                                                                        1,028,620
                                                                                       ----------
  MEXICO 0.1%
b Government of Mexico, 144A, 7.50%, 3/08/10 ............              45,000 EUR          61,198
                                                                                       ----------
  NETHERLANDS 0.0% f
  Government of the Netherlands, 4.25%, 7/15/13 .........               5,000 EUR           6,260
                                                                                       ----------
  NEW ZEALAND 0.4%
  Government of New Zealand, 6.00%, 4/15/15 .............             830,000 NZD         520,940
                                                                                       ----------
  NORWAY 1.8%
  Government of Norway, 6.75%, 1/15/07 ..................          14,310,000 NOK       2,246,324
                                                                                       ----------
  PERU 2.1%
  Government of Peru,
      8.60%, 8/12/17 ....................................           4,830,000 PEN       1,495,891
      7.84%, 8/12/20 ....................................           2,190,000 PEN         632,755
      7.35%, 7/21/25 ....................................                 600,000         592,500
                                                                                       ----------
                                                                                        2,721,146
                                                                                       ----------
  PHILIPPINES 0.6%
  Government of the Philippines,
      9.00%, 2/15/13 ....................................               20,000             22,625
      8.875%, 3/17/15 ...................................              205,000            231,209
      7.75%, 1/14/31 ....................................              505,000            511,944
                                                                                       ----------
                                                                                          765,778
                                                                                       ----------


30|  Annual Report

Templeton Global Investment Trust

-----------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                       PRINCIPAL AMOUNT c       VALUE
-----------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT SECURITIES (CONTINUED)
  POLAND 3.6%
  Government of Poland,
    8.50%, 11/12/06 ....................................            660,000 PLN    $    209,037
    8.50%, 5/12/07 .....................................          3,605,000 PLN       1,166,267
    6.00%, 5/24/09 .....................................          2,265,000 PLN         730,532
    6.25%, 10/24/15 ....................................            855,000 PLN         286,884
    5.75%, 9/23/22 .....................................          6,750,000 PLN       2,245,482
                                                                                   ------------
                                                                                      4,638,202
                                                                                   ------------
  SINGAPORE 0.4%
  Government of Singapore, 4.00%, 3/01/07 ..............            850,000 SGD         530,563
                                                                                   ------------
  SLOVAK REPUBLIC 0.6%
  Government of Slovakia,
    8.50%, 8/17/10 .....................................         10,000,000 SKK         376,281
    4.90%, 2/11/14 .....................................          3,500,000 SKK         117,590
    5.30%, 5/12/19 .....................................          9,200,000 SKK         327,365
                                                                                   ------------
                                                                                        821,236
                                                                                   ------------
  SOUTH KOREA 2.5%
  Government of Korea, 4.75%, 3/03/07 ..................      2,100,000,000 KRW       2,165,106
  Korea Treasury Note, 4.75%, 3/12/08 ..................      1,025,000,000 KRW       1,052,911
                                                                                   ------------
                                                                                      3,218,017
                                                                                   ------------
  SPAIN 0.2%
  Government of Spain, 7.35%, 3/31/07 ..................            210,000 EUR         264,715
                                                                                   ------------
  SWEDEN 1.0%
  Government of Sweden,
     8.00%, 8/15/07 ....................................          9,115,000 SEK       1,253,258
   g Strip, 9/20/06 ....................................            120,000 SEK          15,233
                                                                                   ------------
                                                                                      1,268,491
                                                                                   ------------
  THAILAND 0.7%
  Government of Thailand, 8.00%, 12/08/06 ..............         35,000,000 THB         920,838
                                                                                   ------------
  TOTAL FOREIGN GOVERNMENT SECURITIES
  (COST $35,870,577) ...................................                             36,127,420
                                                                                   ------------
  TOTAL LONG TERM INVESTMENTS
  (COST $112,182,379) ..................................                            117,281,942
                                                                                   ------------
  SHORT TERM INVESTMENTS 6.6%
  FOREIGN GOVERNMENT SECURITIES 3.9%
  CANADA 0.6%
g Canada Treasury Bills, 11/30/06 - 2/22/07 ............            875,000 CAD         726,553
                                                                                   ------------


                                                              Annual Report | 31

Templeton Global Investment Trust

------------------------------------------------------------------------------------------------
  TEMPLETON INCOME FUND                                         PRINCIPAL AMOUNT c     VALUE
------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT SECURITIES (CONTINUED)
  EGYPT 3.2%
g Egypt Treasury Bills, 5/30/06 - 3/27/07 ...............         24,700,000 EGP    $  4,080,255
                                                                                    ------------
  THAILAND 0.1%
g Thailand Treasury Bill, 3/08/07 .......................          5,000,000 THB         123,002
                                                                                    ------------
  TOTAL FOREIGN GOVERNMENT SECURITIES
   (COST $4,940,698) ....................................                              4,929,810
                                                                                    ------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
  (COST $117,123,077) ...................................                            122,211,752
                                                                                    ------------


                                                                     ------------
                                                                        SHARES
                                                                     ------------
  MONEY MARKET FUND (COST $3,492,524) 2.7%
h Franklin Institutional Fiduciary Trust
  Money Market Portfolio, 4.36% .........................              3,492,524       3,492,524
                                                                                    ------------
  TOTAL INVESTMENTS
   (COST $120,615,601) 98.1% ............................                            125,704,276
  NET UNREALIZED GAIN ON FORWARD
    EXCHANGE CONTRACTS 0.3% .............................                                410,488
  OTHER ASSETS, LESS LIABILITIES 1.6% ...................                              2,006,519
                                                                                    ------------
  NET ASSETS 100.0% .....................................                           $128,121,283
                                                                                    ============


32 | Annual Report

Templeton Global Investment Trust

--------------------------------------------------------------------------------
TEMPLETON INCOME FUND
--------------------------------------------------------------------------------

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
ISK - Iceland Krona
KRW - Korean Won
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
SKK - Slovak Koruna
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note
GDR - Global Depository Receipt
REIT - Real Estate Investment Trust

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, the aggregate value of these securities was $2,509,269, representing 1.96% of net assets.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d The coupon rate shown represents the rate at period end.

e The principal amount is stated in the original face, and scheduled paydowns are reflected in the market price on ex-date.

f Rounds to less than 0.1% of net assets.

g The security is traded on a discount basis with no stated coupon rate.

h See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 33

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

                                                                    ------------
                                                                     TEMPLETON
                                                                    INCOME FUND
                                                                    ------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................       $117,123,077
  Cost - Sweep Money Fund (Note 7) ..........................          3,492,524
                                                                    ------------
  Total cost of investments .................................       $120,615,601
                                                                    ============
  Value - Unaffiliated Issuers ..............................       $122,211,752
  Value - Sweep Money Fund (Note 7) .........................          3,492,524
                                                                    ------------
  Total value of investments ................................        125,704,276
 Foreign currency, at value (cost $224,595 ) ................            227,592
 Receivables:
  Capital shares sold .......................................          1,428,971
  Dividends and interest ....................................          1,411,121
 Offering costs .............................................             19,880
 Unrealized gain on forward exchange contracts (Note 8) .....            470,973
                                                                    ------------
        Total assets ........................................        129,262,813
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased ...........................            421,219
  Capital shares redeemed ...................................            364,833
  Affiliates ................................................            146,629
 Funds advanced by custodian ................................             23,180
 Unrealized loss on forward exchange contracts (Note 8) .....             60,485
 Accrued expenses and other liabilities .....................            125,184
                                                                    ------------
        Total liabilities ...................................          1,141,530
                                                                    ------------
          Net assets, at value ..............................       $128,121,283
                                                                    ============
Net assets consist of:
 Paid-in capital ............................................       $122,304,908
 Undistributed net investment income ........................            228,325
 Net unrealized appreciation (depreciation) .................          5,493,564
 Accumulated net realized gain (loss) .......................             94,486
                                                                    ------------
          Net assets, at value ..............................       $128,121,283
                                                                    ============


34 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2006

CLASS A:
 Net assets, at value ................................................      $   83,673,707
                                                                            ==============
 Shares outstanding ..................................................          31,342,274
                                                                            ==============
 Net asset value per share a .........................................      $         2.67
                                                                            ==============
 Maximum offering price per share (net asset value per share / 95.75%)      $         2.79
                                                                            ==============
CLASS C:
 Net assets, at value ................................................      $   42,793,578
                                                                            ==============
 Shares outstanding ..................................................          16,029,340
                                                                            ==============
 Net asset value and maximum offering price per share a ..............      $         2.67
                                                                            ==============
CLASS R:
 Net assets, at value ................................................      $      395,137
                                                                            ==============
 Shares outstanding ..................................................             147,926
                                                                            ==============
 Net asset value and maximum offering price per share a ..............      $         2.67
                                                                            ==============
ADVISOR CLASS:
 Net assets, at value ................................................      $    1,258,861
                                                                            ==============
 Shares outstanding ..................................................             470,674
                                                                            ==============
 Net asset value and maximum offering price per share a ..............      $         2.67
                                                                            ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                         Annual Report | See notes to financial statements. | 35

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the period July 1, 2005 (commencement of operations) to March 31, 2006

                                                                               -----------
                                                                                TEMPLETON
                                                                               INCOME FUND
                                                                               -----------
Investment income:
 Dividends
  Unaffiliated issuers ..................................................      $ 1,258,329
  Sweep Money Fund (Note 7) .............................................          101,799
 Interest ...............................................................        1,404,511
                                                                               -----------
        Total investment income .........................................        2,764,639
                                                                               -----------
Expenses:
 Management fees (Note 3a) ..............................................          337,033
 Administrative fees (Note 3b) ..........................................          111,020
 Distribution fees (Note 3c)
  Class A ...............................................................           93,217
  Class C ...............................................................          115,028
  Class R ...............................................................            1,586
 Transfer agent fees (Note 3e) ..........................................           55,199
 Custodian fees (Note 4) ................................................           45,421
 Reports to shareholders ................................................           26,544
 Registration and filing fees ...........................................           23,604
 Professional fees ......................................................           22,997
 Amortization of offering costs .........................................           59,859
 Trustees' fees and expenses ............................................           11,930
 Excise taxes (Note 3g) .................................................              521
 Other ..................................................................            6,351
                                                                               -----------
        Total expenses ..................................................          910,310
        Expense reductions (Note 4) .....................................               (9)
        Expenses waived/paid by affiliates (Note 3f) ....................         (169,219)
        Expenses paid by affiliate (Note 3g) ............................             (521)
                                                                               -----------
          Net expenses ..................................................          740,561
                                                                               -----------
           Net investment income ........................................        2,024,078
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................          131,801
  Foreign currency transactions .........................................           20,604
                                                                               -----------
        Net realized gain (loss) ........................................          152,405
                                                                               -----------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................        5,088,675
  Translation of assets and liabilities denominated in foreign currencies          404,889
                                                                               -----------
        Net change in unrealized appreciation (depreciation) ............        5,493,564
                                                                               -----------
Net realized and unrealized gain (loss) .................................        5,645,969
                                                                               -----------
Net increase (decrease) in net assets resulting from operations .........      $ 7,670,047
                                                                               ===========


36 | See notes to financial statements. | Annual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         -----------------------
                                                                                          TEMPLETON INCOME FUND
                                                                                         -----------------------
                                                                                               PERIOD ENDED
                                                                                             MARCH 31, 2006 a
                                                                                         -----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................      $   2,024,078
  Net realized gain (loss) from investments and foreign currency transactions ..........            152,405
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...........................          5,493,564
                                                                                              -------------
        Net increase (decrease) in net assets resulting from operations ................          7,670,047
                                                                                              -------------
 Distributions to shareholders from:
  Net investment income:
    Class A ............................................................................         (1,230,161)
    Class C ............................................................................           (560,258)
    Class R ............................................................................             (8,630)
    Advisor Class ......................................................................            (15,146)
 Net realized gains:
    Class A ............................................................................            (26,012)
    Class C ............................................................................            (12,980)
    Class R ............................................................................               (225)
    Advisor Class ......................................................................               (260)
                                                                                              -------------
 Total distributions to shareholders ...................................................         (1,853,672)
                                                                                              -------------
 Capital share transactions: (Note 2)
    Class A ............................................................................         79,788,303
    Class C ............................................................................         40,934,377
    Class R ............................................................................            378,665
    Advisor Class ......................................................................          1,202,182
                                                                                              -------------
 Total capital share transactions ......................................................        122,303,527
                                                                                              -------------
 Redemption fees .......................................................................              1,381
                                                                                              -------------
        Net increase (decrease) in net assets ..........................................        128,121,283
Net assets
 Beginning of period ...................................................................                 --
                                                                                              -------------
 End of period .........................................................................      $ 128,121,283
                                                                                              =============
Undistributed net investment income included in net assets:
  End of period ........................................................................      $     228,325
                                                                                              =============


a For the period July 1, 2005 (commencement of operations) to March 31, 2006.

                         Annual Report | See notes to financial statements. | 37

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series. The Templeton Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of


38 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 39

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character.


40 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund-specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                              Annual Report | 41

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                    --------------------------------
                                                         PERIOD ENDED MARCH 31,
                                                                2006 a
                                                    --------------------------------
                                                        SHARES             AMOUNT
                                                    --------------------------------
CLASS A SHARES:
 Shares sold ..................................       33,501,811       $ 85,319,490
 Shares issued in reinvestment of distributions          255,409            657,100
 Shares redeemed ..............................       (2,414,946)        (6,188,287)
                                                    -------------------------------
 Net increase (decrease) ......................       31,342,274       $ 79,788,303
                                                    ===============================
CLASS C SHARES:
 Shares sold ..................................       16,839,185       $ 43,007,408
 Shares issued in reinvestment of distributions          130,589            336,224
 Shares redeemed ..............................         (940,434)        (2,409,255)
                                                    -------------------------------
 Net increase (decrease) ......................       16,029,340       $ 40,934,377
                                                    ===============================
CLASS R SHARES:
 Shares sold ..................................          230,567       $    586,626
 Shares issued in reinvestment of distributions            3,389              8,653
 Shares redeemed ..............................          (86,030)          (216,614)
                                                    -------------------------------
 Net increase (decrease) ......................          147,926       $    378,665
                                                    ===============================
ADVISOR CLASS SHARES:
 Shares sold ..................................          477,927       $  1,221,194
 Shares issued in reinvestment of distributions            3,309              8,612
 Shares redeemed ..............................          (10,562)           (27,624)
                                                    -------------------------------
 Net increase (decrease) ......................          470,674       $  1,202,182
                                                    ===============================

a For the period July 1, 2005 (commencement of operations) to March 31, 2006.


42 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------
SUBSIDIARY                                                             AFFILIATION
-------------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                               Investment manager
Franklin Advisers, Inc. (Advisers)                                     Investment manager
Franklin Templeton Services, LLC (FT Services)                         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)          Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.625%        Up to and including $500 million
        0.525%        Over $500 million, up to and including $1 billion
        0.475%        Over $1 billion, up to and including $1.5 billion
        0.425%        Over $1.5 billion, up to and including $6.5 billion
        0.400%        Over $6.5 billion, up to and including $11.5 billion
        0.378%        Over $11.5 billion, up to and including $16.5 billion
        0.365%        Over $16.5 billion, up to and including $19 billion
        0.355%        Over $19 billion, up to and including $21.5 billion
        0.345%        In excess of $21.5 billion

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:


                                                              Annual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Class A ..............................................          0.25%
Class C ..............................................          0.65%
Class R ..............................................          0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENT

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .........................        $140,973
Contingent deferred sales charges retained ...........        $  7,683

a Net of comissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $55,199, of which $35,977 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Additionally, TGAL agreed in advance to voluntarily waive a portion of management fees as noted in the Statement of Operations. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

G. EXCISE TAXES

The Fund incurred excise taxes which FT Services voluntarily agreed to reimburse as noted in the Statement of Operations.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


44 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2006, the Fund deferred realized currency losses of $512.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the period ended March 31, 2006, was as follows:
                                                ----------
                                                   2006
                                                ----------
Distributions paid from - ordinary income ...   $1,853,672


At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ................................      $ 120,926,375
                                                          =============
Unrealized appreciation ............................      $   7,345,332
Unrealized depreciation ............................         (2,567,431)
                                                          -------------
Net unrealized appreciation (depreciation) .........      $   4,777,901
                                                          =============
Undistributed ordinary income ......................      $     629,269
Undistributed long term capital gains ..............             20,091
                                                          -------------
Distributable earnings .............................      $     649,360
                                                          =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2006, aggregated $115,306,547 and $3,016,089, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS

At March 31, 2006, the Fund had the following forward exchange contracts outstanding:

------------------------------------------------------------------------------------------------
                                                 CONTRACT        SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                 AMOUNT a           DATE          GAIN (LOSS)
------------------------------------------------------------------------------------------------
     260,000,000   Korean Won .................   257,732          5/08/06        $  10,093
         415,000   Singapore Dollar ...........   255,071          5/08/06            2,134
      21,000,000   Thailand Baht ..............   510,949          5/08/06           29,050
     244,000,000   Korean Won .................   240,988          5/11/06           10,375
         392,000   Singapore Dollar ...........   240,771          5/11/06            2,209
         210,000   Canadian Dollar ............   175,234          5/18/06            4,841
         300,000   Canadian Dollar ............   249,688          5/25/06            7,614
     250,000,000   Korean Won .................   244,141          5/25/06           13,493
         400,000   Singapore Dollar ...........   243,531          5/25/06            4,552
      11,000,000   Norwegian Krone ............ 1,647,693          6/01/06           36,948
       1,400,000   Singapore Dollar ...........   834,078          6/01/06           34,464
     526,500,000   Korean Won .................   539,447          7/13/06            3,757
       1,200,000   Singapore Dollar ...........   718,477          7/17/06           27,439
     735,000,000   Korean Won .................   702,341          7/18/06           56,075
         450,000   Singapore Dollar ...........   278,931          8/15/06            1,163
   1,250,000,000   Indonesian Rupiah ..........   105,932          9/01/06           27,107
       1,700,000   Norwegian Krone ............   258,162          9/27/06            4,143
       1,480,000   Swedish Krona ..............   192,315          9/27/06              356
       8,500,000   Thailand Baht ..............   298,959 NZD     11/30/06           36,890
     215,000,000   Korean Won .................   301,011 NZD     12/06/06           40,212
       8,500,000   Thailand Baht ..............   297,906 NZD     12/06/06           37,567
         500,000   Singapore Dollar ...........   312,246         12/27/06              924
       8,250,000   Thailand Baht ..............   211,268         12/27/06              404
         800,000   Brazilian Real .............   336,205          1/04/07            7,645
     550,000,000   Korean Won .................   566,426         12/27/07            8,673
                                                                                -----------
                                                                                    408,128
                                                                                ===========
Net unrealized gain on offsetting forward exchange contracts                         62,845
                                                                                ===========
    Unrealized gain forward exchange contracts                                  $   470,973
                                                                                ===========


46 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------
                                                  CONTRACT     SETTLEMENT      UNREALIZED
CONTRACTS TO BUY                                   AMOUNT a       DATE         GAIN (LOSS)
-------------------------------------------------------------------------------------------
       1,600,000  Norwegian Krone .........        254,915      5/08/06         $(10,290)
         950,000  Swedish Krona ...........        128,342      5/08/06           (6,013)
       3,950,000  Slovak Koruna ...........        127,761      5/09/06             (285)
       1,526,000  Norwegian Krone .........        241,192      5/11/06           (7,832)
       1,350,000  Swedish Krona ...........        180,723      5/19/06           (6,730)
       1,600,000  Norwegian Krone .........        247,162      5/24/06           (2,258)
         800,000  Canadian Dollar .........        696,136      8/17/06           (8,342)
       7,000,000  Swedish Krona ...........        919,709      8/17/06          (11,271)
         305,000  Canadian Dollar .........        263,158      9/27/06             (630)
                                                                                --------
                                                                                 (53,651)
                                                                                --------
Net unrealized loss on offsetting forward exchange contracts                      (6,834)
                                                                                --------
 Unrealized loss on forward exchange contracts                                   (60,485)
                                                                                --------
        Net unrealized gain on forward exchange contracts                       $410,488
                                                                                ========

a     In U.S. Dollar unless otherwise indicated.

CURRENCY ABBREVIATION

NZD - New Zealand Dollar

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an


                                                              Annual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. REGULATORY MATTERS (CONTINUED)

Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multidistrict litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


48 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Income Fund (a separate portfolio of Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2006, and the results of each of its operations, the changes in each of its net assets and the financial highlights for the period July 1, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 9, 2006

                                                              Annual Report | 49

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON INCOME FUND

Under Section 852(b)(3)(c) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $20,091 as a long term capital gain dividend for the fiscal year ended March 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $149,067 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $1,140,281 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $286,747 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 7.91% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2006.

At March 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Funds on these investments. As shown in the tables below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 31, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class C, Class R, and Advisor Class shareholders of record.


50 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

Record Date: 5/31/2006

-----------------------------------------------------------------------------------------
                                                         CLASS A
                                       FOREIGN TAX       FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000         $0.0016           $0.0000
Australia ......................          0.0000          0.0017            0.0009
Austria ........................          0.0000          0.0012            0.0000
Bermuda ........................          0.0000          0.0003            0.0002
Brazil .........................          0.0000          0.0003            0.0000
Canada .........................          0.0001          0.0015            0.0004
Egypt ..........................          0.0000          0.0009            0.0000
Finland ........................          0.0004          0.0016            0.0016
France .........................          0.0000          0.0002            0.0000
Germany ........................          0.0000          0.0002            0.0002
Hong Kong ......................          0.0000          0.0014            0.0000
Iceland ........................          0.0000          0.0001            0.0000
Indonesia ......................          0.0002          0.0037            0.0000
Ireland ........................          0.0000          0.0001            0.0000
Italy ..........................          0.0001          0.0003            0.0003
Japan ..........................          0.0000          0.0004            0.0004
Luxembourg .....................          0.0000          0.0002            0.0000
Malaysia .......................          0.0000          0.0003            0.0000
Mexico .........................          0.0000          0.0003            0.0003
Netherlands ....................          0.0001          0.0003            0.0003
New Zealand ....................          0.0000          0.0004            0.0000
Norway .........................          0.0000          0.0005            0.0000
Peru ...........................          0.0000          0.0013            0.0000
Philippines ....................          0.0000          0.0003            0.0000
Poland .........................          0.0000          0.0013            0.0000
Singapore ......................          0.0000          0.0001            0.0000
Slovak Republic ................          0.0000          0.0003            0.0000
South Africa ...................          0.0000          0.0003            0.0002
South Korea ....................          0.0002          0.0013            0.0002
Spain ..........................          0.0000          0.0001            0.0000
Sweden .........................          0.0000          0.0002            0.0000
Taiwan .........................          0.0002          0.0009            0.0002
Thailand .......................          0.0001          0.0009            0.0007
Ukraine ........................          0.0000          0.0001            0.0000
United Kingdom .................          0.0000          0.0086            0.0085
Venezuela ......................          0.0000          0.0003            0.0000
                                         =========================================
TOTAL ..........................         $0.0014         $0.0335           $0.0144
                                         =========================================


-----------------------------------------------------------------------------------------
                                                        CLASS C
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000         $0.0015           $0.0000
Australia ......................          0.0000          0.0015            0.0008
Austria ........................          0.0000          0.0010            0.0000
Bermuda ........................          0.0000          0.0002            0.0001
Brazil .........................          0.0000          0.0003            0.0000
Canada .........................          0.0001          0.0014            0.0003
Egypt ..........................          0.0000          0.0008            0.0000
Finland ........................          0.0004          0.0015            0.0015
France .........................          0.0000          0.0002            0.0000
Germany ........................          0.0000          0.0001            0.0001
Hong Kong ......................          0.0000          0.0013            0.0000
Iceland ........................          0.0000          0.0001            0.0000
Indonesia ......................          0.0002          0.0034            0.0000
Ireland ........................          0.0000          0.0001            0.0000


                                                              Annual Report | 51

Templeton Global Investment Trust

TEMPLETON INCOME FUND

-----------------------------------------------------------------------------------------
                                                        CLASS C
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Italy ..........................          0.0001          0.0003            0.0003
Japan ..........................          0.0000          0.0003            0.0003
Luxembourg .....................          0.0000          0.0001            0.0000
Malaysia .......................          0.0000          0.0002            0.0000
Mexico .........................          0.0000          0.0002            0.0002
Netherlands ....................          0.0001          0.0003            0.0003
New Zealand ....................          0.0000          0.0003            0.0000
Norway .........................          0.0000          0.0004            0.0000
Peru ...........................          0.0000          0.0012            0.0000
Philippines ....................          0.0000          0.0002            0.0000
Poland .........................          0.0000          0.0012            0.0000
Singapore ......................          0.0000          0.0001            0.0000
Slovak Republic ................          0.0000          0.0002            0.0000
South Africa ...................          0.0000          0.0003            0.0002
South Korea ....................          0.0002          0.0012            0.0002
Spain ..........................          0.0000          0.0001            0.0000
Sweden .........................          0.0000          0.0002            0.0000
Taiwan .........................          0.0002          0.0008            0.0002
Thailand .......................          0.0001          0.0008            0.0006
Ukraine ........................          0.0000          0.0001            0.0000
United Kingdom .................          0.0000          0.0078            0.0077
Venezuela ......................          0.0000          0.0003            0.0000
                                         =========================================
TOTAL ..........................         $0.0014         $0.0300           $0.0128
                                         =========================================


-----------------------------------------------------------------------------------------
                                                        CLASS C
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000         $0.0013           $0.0000
Australia ......................          0.0000          0.0014            0.0008
Austria ........................          0.0000          0.0009            0.0000
Bermuda ........................          0.0000          0.0002            0.0001
Brazil .........................          0.0000          0.0003            0.0000
Canada .........................          0.0001          0.0012            0.0003
Egypt ..........................          0.0000          0.0007            0.0000
Finland ........................          0.0004          0.0013            0.0013
France .........................          0.0000          0.0001            0.0000
Germany ........................          0.0000          0.0001            0.0001
Hong Kong ......................          0.0000          0.0012            0.0000
Iceland ........................          0.0000          0.0001            0.0000
Indonesia ......................          0.0002          0.0030            0.0000
Ireland ........................          0.0000          0.0001            0.0000
Italy ..........................          0.0001          0.0003            0.0003
Japan ..........................          0.0000          0.0003            0.0003
Luxembourg .....................          0.0000          0.0001            0.0000
Malaysia .......................          0.0000          0.0002            0.0000
Mexico .........................          0.0000          0.0002            0.0002
Netherlands ....................          0.0001          0.0002            0.0002
New Zealand ....................          0.0000          0.0003            0.0000
Norway .........................          0.0000          0.0004            0.0000
Peru ...........................          0.0000          0.0011            0.0000
Philippines ....................          0.0000          0.0002            0.0000
Poland .........................          0.0000          0.0011            0.0000
Singapore ......................          0.0000          0.0001            0.0000
Slovak Republic ................          0.0000          0.0002            0.0000
South Africa ...................          0.0000          0.0003            0.0002
South Korea ....................          0.0002          0.0011            0.0002


52 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

-----------------------------------------------------------------------------------------
                                                        CLASS R
                                       FOREIGN TAX      FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Spain ..........................          0.0000          0.0000            0.0000
Sweden .........................          0.0000          0.0002            0.0000
Taiwan .........................          0.0002          0.0007            0.0002
Thailand .......................          0.0001          0.0007            0.0005
Ukraine ........................          0.0000          0.0001            0.0000
United Kingdom .................          0.0000          0.0070            0.0069
Venezuela ......................          0.0000          0.0002            0.0000
                                         =========================================
TOTAL ..........................         $0.0014         $0.0269           $0.0116
                                         =========================================

-----------------------------------------------------------------------------------------
                                                      ADVISOR CLASS
                                       FOREIGN TAX       FOREIGN            FOREIGN
                                          PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                                 PER SHARE       PER SHARE          PER SHARE
-----------------------------------------------------------------------------------------
Argentina ......................         $0.0000         $0.0017           $0.0000
Australia ......................          0.0000          0.0018            0.0010
Austria ........................          0.0000          0.0012            0.0000
Bermuda ........................          0.0000          0.0003            0.0002
Brazil .........................          0.0000          0.0003            0.0000
Canada .........................          0.0001          0.0016            0.0004
Egypt ..........................          0.0000          0.0009            0.0000
Finland ........................          0.0004          0.0017            0.0017
France .........................          0.0000          0.0002            0.0000
Germany ........................          0.0000          0.0002            0.0002
Hong Kong ......................          0.0000          0.0015            0.0000
Iceland ........................          0.0000          0.0002            0.0000
Indonesia ......................          0.0002          0.0040            0.0000
Ireland ........................          0.0000          0.0001            0.0000
Italy ..........................          0.0001          0.0003            0.0003
Japan ..........................          0.0000          0.0004            0.0004
Luxembourg .....................          0.0000          0.0002            0.0000
Malaysia .......................          0.0000          0.0003            0.0000
Mexico .........................          0.0000          0.0003            0.0003
Netherlands ....................          0.0001          0.0003            0.0003
New Zealand ....................          0.0000          0.0004            0.0000
Norway .........................          0.0000          0.0005            0.0000
Peru ...........................          0.0000          0.0014            0.0000
Philippines ....................          0.0000          0.0003            0.0000
Poland .........................          0.0000          0.0014            0.0000
Singapore ......................          0.0000          0.0001            0.0000
Slovak Republic ................          0.0000          0.0003            0.0000
South Africa ...................          0.0000          0.0003            0.0002
South Korea ....................          0.0002          0.0014            0.0002
Spain ..........................          0.0000          0.0001            0.0000
Sweden .........................          0.0000          0.0002            0.0000
Taiwan .........................          0.0002          0.0010            0.0002
Thailand .......................          0.0001          0.0010            0.0007
Ukraine ........................          0.0000          0.0001            0.0000
United Kingdom .................          0.0000          0.0091            0.0090
Venezuela ......................          0.0000          0.0003            0.0000
                                         =========================================
TOTAL ..........................         $0.0014         $0.0354           $0.0151
                                         =========================================


                                                              Annual Report | 53

Templeton Global Investment Trust

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV, which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules, however, permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


54 | Annual Report

Templeton Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION    TIME SERVED     BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                Trustee     Since 1994      140                      Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                      company).
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)               Trustee     Since 2001      20                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)             Trustee     Since 1994      141                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                Trustee     Since 1996      136                      Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                      (exploration and refining of oil and
Suite 2100                                                                                  gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                              foods and allied products), RTI
                                                                                            International Metals, Inc. (manufacture
                                                                                            and distribution of titanium), Canadian
                                                                                            National Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION    TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)              Trustee     Since 1994       140                       Director, Martek Biosciences
500 East Broward Blvd.                                                                       Corporation, MedImmune, Inc.
Suite 2100                                                                                   (biotechnology) and Overstock.com
Fort Lauderdale, FL 33394-3091                                                               (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services) (1988-
                                                                                             2002), White Mountains Insurance
                                                                                             Group, Ltd. (holding company) (1987-
                                                                                             2004) and Spacehab, Inc. (aerospace
                                                                                             services) (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                 Trustee     Since 2003      103                       Director, White Mountains Insurance
500 East Broward Blvd.                                                                      Group, Ltd. (holding company),
Suite 2100                                                                                  Amerada Hess Corporation (exploration
Fort Lauderdale, FL 33394-3091                                                              and refining of oil and gas) and
                                                                                            Sentient Jet (private jet service); and
                                                                                            FORMERLY, Director, Becton Dickinson
                                                                                            and Company (medical technology),
                                                                                            Cooper Industries Inc., (electrical
                                                                                            products and tools and hardware),
                                                                                            Health Net Inc., (formerly, Foundation
                                                                                            Health) (integrated managed care), The
                                                                                            Hertz Corporation, Pacific Southwest
                                                                                            Airlines, The RCA Corporation, Unicom
                                                                                            (formerly, Commonwealth Edison) and
                                                                                            UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS          Trustee     Since 2001      20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
-----------------------------------------------------------------------------------------------------------------------------------

56 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (1930)       Trustee          Since 1994        15                       Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas) and Weatherford International,
Fort Lauderdale, FL 33394-3091                                                               Ltd. (oilfield products and servicing)
                                                                                             (2004-present); and FORMERLY, Director,
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products)(1987-1988;
                                                                                             1993-2003) and Total Logistics, Inc.
                                                                                             (operating and investment business)
                                                                                             (until 2005).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982-December 1982).
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and Vice  140                      None
One Franklin Parkway             Chairman of      President since
San Mateo, CA 94403-1906         the Board and    1994 and
                                 Vice President   Chairman of the
                                                  Board since 1995
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1996        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       February 2006
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)             President and    President since      Not Applicable               Not Applicable
PO Box N-7759                         Chief Executive  2001 and Chief
Lyford Cay                            Officer -        Executive Officer -
Nassau, Bahamas                       Investment       Investment
                                      Management       Management
                                                       since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.                President and
Suite 2100                            Chief Executive
Fort Lauderdale, FL 33394-3091        Officer -
                                      Finance and
                                      Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)         Vice President   Since 1994           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

58 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED        BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                    Vice President   Since 1994         Not Applicable                  Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)             Secretary        Since 2004         Not Applicable                  Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)              Treasurer        Since 2004         Not Applicable                  Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President   Since October      Not Applicable                  Not Applicable
One Franklin Parkway                                   2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 59

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED       BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)                   Chief Financial  Since 2004        Not Applicable                  Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Nicholas F. Brady is considered to be an interested person of the Trust under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. OLSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. OLSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


60 | Annual Report

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 61

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust 8

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                                   Not part of the annual report

     [LOGO](R)
 FRANKLIN TEMPLETON                   One Franklin Parkway
    INVESTMENTS                       San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INCOME FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

SUB-ADVISOR

Franklin Advisers, Inc.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus . Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing . Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager . Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing .

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

425 A2006 05/06





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank A. Olson, he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,598 for the fiscal year ended March 31, 2006 and $38,000 for the fiscal year ended March 31, 2005.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $4,500 for the fiscal year ended March 31, 2006 and $0 for the fiscal year ended March 31, 2005.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10.  SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/JIMMY D. GAMBILL
  ------------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
  ------------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  May 22, 2006


By /s/GALEN G. VETTER
  ----------------------------
Galen G. Vetter
Chief Financial Officer
Date  May 22, 2006